As Filed with the Securities and Exchange Commission on March 16, 2005

Securities Act Registration Statement No. 033-66528

Investment Company Act File No. 811-07912

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933    ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 25    ☒

and/or

REGISTRATION STATEMENT

Under

THE INVESTMENT COMPANY ACT OF 1940    ☒

Amendment No. 26    ☒

(Check appropriate box or boxes)

OLD WESTBURY FUNDS, INC.

(A Maryland Corporation)

(Exact name of Registrant as specified in charter)

3435 Stelzer Road

Columbus, Ohio 43219

(614) 470-8000

(Address of Principal Executive Offices, including Zip Code and Telephone Number, with Area Code)

Steven L. Williamson

Bessemer Trust Company, N.A.

630 Fifth Avenue

New York, New York 10111

(Name and Address of Agent for Service)

With copies to:

Robert Kurucza, Esq.	Curtis Barnes
Morrison & Foerster LLP	BISYS Fund Services
2000 Pennsylvania Ave. NW Suite 5500	3435 Stelzer Road
Washington, D.C. 20006	Columbus, Ohio 43219

Approximate Date of Proposed Public Offering:    As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:

☒    immediately upon filing pursuant to paragraph (b)

☐    on [                ] pursuant to paragraph (b)

☐    60 days after filing pursuant to paragraph (a)(1)

☐    on [                ] pursuant to paragraph (a)(1)

☐    75 days after filing pursuant to paragraph (a)(2)

☐    on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐    This post-effective amendment designates a new effective amendment date for a previously filed post-effective amendment.

OLD WESTBURY FUNDS, INC.

Prospectus

March 16, 2005

INVESTMENT ADVISER

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Notice of Privacy Policy and Practices of Old Westbury Funds, Inc. is included with this Prospectus but is not considered to be a part of the Prospectus.

OLD WESTBURY FUNDS, INC.

Prospectus

March 16, 2005

Old Westbury Global Small Cap Fund

Old Westbury Real Return Fund

(each a “Fund” and collectively, the “Funds”)

Bessemer Investment Management LLC—the Funds’ Investment Adviser (the “Adviser”)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

FUND GOALS, STRATEGIES, RISKS AND PERFORMANCE

The following describes the respective investment goals, strategies and principal risks of the Old Westbury Global Small Cap Fund and Old Westbury Real Return Fund. A description of each Fund’s policies and procedures regarding the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

The investment objective (or goal) of each Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. The investment strategies for each Fund are not fundamental and may be changed without shareholder approval.

There can be no assurance that a Fund will achieve its investment objective (or goal).

Old Westbury Global Small Cap Fund

Goal:    The Fund’s goal is to seek long-term capital appreciation.

Strategy:    The Fund invests in a broad, diversified portfolio of common stocks of small-capitalization companies that are traded on a principal U.S. exchange or U.S. over-the-counter market, and stocks of small non-U.S. companies in foreign countries, including emerging market countries. The Fund will invest at least 80% of its net assets, including borrowings for investment purposes, in securities of small-capitalization companies. The Fund will provide notice to shareholders at least 60 days prior to any change in this policy.

The Fund determines the universe of small-capitalization companies by first ranking companies listed on the major exchanges of each eligible country/region and then determining the maximum market capitalization of a company that is eligible for purchase from time to time in each country/region. Companies at or below this level (not otherwise excluded based on other characteristics) would then be eligible for investment. As of February 28, 2005, the maximum market capitalization range of eligible companies was approximately $200 million to $2.6 billion. This dollar amount will change over time due to market conditions.

Under normal circumstances, the Fund intends to invest approximately 45-50% of its assets in U.S. companies, approximately 35-45% of its assets in non-U.S. companies in countries with developed markets, and approximately 5-15% of its assets in non-U.S. companies in emerging market countries. The Fund intends to invest its assets primarily in equity securities listed on bona fide securities exchanges or actively traded in over the counter markets. These exchanges or over

1

the counter markets may be either within or outside the issuer’s domicile country, and the securities may be listed or traded in the form of International Depositary Receipts or American Depositary Receipts.

The Fund is intended as a diversification investment as part of an investor’s balanced portfolio of stocks, bonds and other investments. It is not intended as a stand-alone investment.

Dimensional Fund Advisors Inc. (the “Sub-Adviser”) serves as the investment sub-adviser to this Fund. However, the Adviser may from time to time directly manage up to 10% of the Fund’s assets. The Adviser intends to invest this portion of the Fund’s assets for cash management purposes or to obtain exposure to small capitalization companies in additional markets.

Old Westbury Real Return Fund

Goal:    The Fund’s goal is to seek real return over inflation.

Strategy:    The Fund intends to invest in a portfolio of instruments that the Adviser believes should benefit in environments of increasing inflation. Under normal circumstances, the Fund primarily invests its assets among the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level of inflation: inflation-protected securities such as Treasury Inflation-Protected Securities (“TIPS”) and similar bonds issued by governments outside of the U.S., floating-rate bonds issued by various government and corporate entities, commodities, real estate investment trusts (REITs), securities linked to the price of other assets (such as commodities, stock indexes and real estate), and equity securities of domestic and foreign companies within the natural-resources industry.

The Adviser attempts to manage the Fund’s “real return” (which equals total return less the estimated cost of inflation) by investing in instruments that the Adviser believes should perform better than other instruments during a period of time when inflation is rising. The Adviser also attempts to hedge against inflationary pressures by investing in non-traditional instruments such as derivative instruments and commodities. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issues than a diversified fund.

The Adviser may sell a portfolio security if, among other reasons, it determines that the issuer’s prospects have deteriorated or if it finds an attractive security that it deems to have superior risk and return characteristics to a security held by the Fund.

2

The Fund is intended as a diversification investment as part of an investor’s balanced portfolio of stocks, bonds and other investments. It is not intended as a stand-alone investment.

Principal Risks of the Funds

Set forth below is a chart identifying certain risks specific to an investment in a particular Fund or Funds. For more information on these risks, see “Specific Risks of Investing in the Funds,” which you should review carefully.

In addition, all Funds are subject to the risk that a Fund’s share price may decline and an investor could lose money. Therefore, it is possible to lose money investing in either of these Funds. Also, there is no assurance that a Fund will achieve its investment objective.

The shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Principal Risks of the Funds

	Global Small Cap Fund	Real Return Fund
Stock Market Risks(1)	Ö	Ö
Risks Related to Small Company Securities(2)	Ö	Ö
Risks of Foreign Investing(3)	Ö	Ö
Emerging Markets Risks(4)	Ö	Ö
Interest Rate Risks(5)		Ö
Futures and Options Risks(6)		Ö
Currency Risks(7)	Ö	Ö

(1)	The value of equity securities rise and fall based on variety of factors.

(2)	As a general matter, the smaller the capitalization of a company, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and, to a certain extent, are more likely to perform less well or to fail, than companies with larger market capitalizations, especially in challenging environments.

(3)	Foreign economic, political, tax or regulatory conditions may be less favorable than those of the United States.

3

(4)	Investments in emerging market securities are typically subject to higher risks than those in developed market countries because there is greater uncertainty in less established markets and economies.

(5)	Prices of fixed income securities rise and fall in response to interest rate changes. Interest rate changes generally have a greater effect on the price of fixed income securities with longer durations.

(6)	The use of futures and options as hedging devices will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses to a Fund. Futures contracts not purchased for hedging purposes generally are also subject to the same market risks as the underlying securities markets.

(7)	Exchange rates for currencies fluctuate daily and may substantially affect the actual return earned in dollar terms.

Performance Bar Chart and Total Return

The Global Small Cap Fund and Real Return Fund have been in operation for less than one year and therefore, no performance is shown for these Funds.

4

SUMMARY OF FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

	Global Small Cap Fund	Real Return Fund
Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Annual Fund Operating Expenses (1) Expenses That are Deducted From Fund Assets
Management Fee	0.85%	0.85%
Distribution and Service (12b-1) Fee	0.15%	0.15%
Other Expenses	0.25%	0.25%
Total Annual Fund Operating Expenses	1.25%	1.25%

(1) Other expenses for the Funds are based on estimates for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in each Fund’s Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund’s shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s shares operating expenses are before waivers and reimbursements as estimated in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Global Small Cap Fund	Real Return Fund
1 Year	$127	$127
3 Years	$397	$397

PRINCIPAL SECURITIES IN WHICH THE FUNDS INVEST

Equity Securities

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. Funds purchasing equity securities cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business.

5

The following describes the principal type of equity securities in which a Fund may invest, where that security has been referred to in the Fund’s strategy section.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. Securities with higher risks generally have higher yields.

The following describes the principal types of fixed income securities in which a Fund may invest, where that security has been referred to in the Fund’s strategy section.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (a GSE) acting under federal authority. The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. Most GSEs may be chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the United States Treasury. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

6

A Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Floaters and Inverse Floaters

Floaters and inverse floaters allocate interest payments between two classes of collateralized mortgage obligations (CMOs). One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts (Forward Contracts) may be used to minimize the risks associated with changes in the relationship between the U.S. dollar and foreign currencies. They are used to lock in the U.S. dollar price of a foreign security. In addition, the Real Return Fund may use Forward Contracts to provide exposure to the foreign currency market. A Forward Contract is a commitment to purchase or sell a specific currency for an agreed price at a future date.

If the Adviser believes a foreign currency will decline against the U.S. dollar, a Forward Contract may be used to sell an amount of the foreign currency approximating the value of a Fund’s security that is denominated in the foreign currency. The success of this hedging strategy is highly uncertain due to the difficulties of predicting the values of foreign currencies, of precisely matching Forward Contract amounts, and because of the constantly changing value of the securities involved. Conversely, if the Adviser believes that the U.S. dollar will decline against a foreign currency, a Forward Contract may be used to buy that foreign currency for a fixed dollar amount, otherwise known as cross-hedging. The Real Return Fund may use Forward Contracts for hedging purposes as well as a broad based investment in the foreign currency markets.

In these transactions, a Fund will segregate assets with a market value equal to the amount of the foreign currency purchased. Therefore, the Fund will always have cash, cash equivalents or high quality debt securities available to cover Forward Contracts or to limit any potential risk. The segregated assets will be priced daily.

7

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

Foreign Securities

Foreign securities are securities (equity or debt) of issuers based outside the United States. Foreign securities may also include bonds issued by foreign governments. The Funds consider an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•	it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing.

Depositary Receipts

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The American Depositary Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs) are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

8

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract) and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

A Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease a Fund’s exposure to interest rate and currency risks and may also expose a Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.

The Funds may trade in the following types of derivative contracts.

Futures Contracts

Futures contracts are obligations to provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as

9

selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

Options

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

A Fund may:

•	Buy call options on individual securities and futures contracts in anticipation of an increase in the value of the underlying asset;

•	Buy put options on individual securities and futures contracts in anticipation of a decrease in the value of the underlying asset; and

•	Buy or write options to close out existing options positions.

A Fund may also write call options on individual securities and futures contracts to generate income from premiums and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, a Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

A Fund may also write put options on individual securities and futures contracts to generate income from premiums and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

Writing Covered Call and Put Options on Securities

A Fund may write covered call and put options to generate income and thereby protect against price movements in the Fund’s portfolio securities. As writer of a call option, the Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the

10

exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash or U.S. government securities in the amount of any additional consideration). As a writer of a put option, the Fund has the obligation to purchase a security from the purchaser of the option upon the exercise of the option. In the case of put options, the Fund will segregate cash or U.S. Treasury obligations with a value equal to or greater than the exercise price of the underlying securities.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to attempt to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund’s ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions may not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful and could result in increased expenses and losses to a Fund.

Inflation-Protected Debt Securities

Unlike traditional debt securities that make fixed or variable principal and interest payments, inflation-protected debt securities are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (commonly referred to as “TIPS”). The U.S. Treasury guarantees the timely payment of principal and interest payments on inflation-protected securities issued by the U.S. Treasury. Other inflation-protected securities may not carry a similar guarantee by their issuer.

Investment Companies

The Funds may invest their assets in securities of other investment companies as an efficient means of carrying out their investment policies. Investment companies incur certain expenses such as management fees, and, therefore, any

11

investment by the Funds in shares of other investment companies may be subject to such duplicate expenses.

The Funds may also invest in various exchange traded funds (“ETFs”), subject to the Fund’s investment objective, policies and strategies. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector or a particular segment of a securities index or market sector. Some types of ETFs are:

•	“SPDRs” (S&P’s Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index’s underlying investment portfolio, less any trust expenses.

•	“Qubes” (QQQQ), are securities that represent ownership in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

•	“iShares” which are a family of over seventy ETFs that are designed to track the performance of specific indexes.

•	“HOLDRs” (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundled the stocks and trade them separately, according to the Fund’s investment strategies.

REITs

A pool of investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from the rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages

12

and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Royalty Trusts

Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A part or all of the income distributed to investors may be tax deferred.

TRAKRS

Total Return Asset Contracts, also referred to as TRAKRS, are nontraditional futures contracts designed to enable investors to track a broad-based index of stocks, bonds, commodities, currencies or other asset classes. Unlike traditional investments, TRAKRS do not require a Fund to purchase and sell stocks, bonds or other assets which causes the Fund to incur costs and subject investors to potential adverse tax consequences. TRAKRS are futures contracts that are designed to track the performance of a particular index fund and do not make taxable distributions to investors. TRAKRS differ from futures contracts in that an investor would pay 100% of the TRAKRS market value at the time of purchase and would not be subject to margin calls throughout the life of the specific investment.

OTHER INFORMATION ABOUT THE FUNDS

Temporary Defensive Investments

To minimize potential losses and maintain liquidity necessary to meet shareholder redemptions during adverse market conditions, each of the Old Westbury Funds may temporarily depart from its principal investment strategy by investing up to 100% of Fund assets in cash or short-term, high quality money market instruments (e.g. commercial paper, repurchase agreements, etc.). This may cause a Fund to temporarily forego greater investment returns for the safety of principal and a Fund may therefore not achieve its investment objective.

Portfolio Turnover

The Funds do not intend to invest for the purpose of seeking short-term profits. Securities, however, may be sold without regard to the length of time they have been held when the Funds’ Adviser believes it is appropriate to do so in light of each Fund’s investment objective. A higher portfolio turnover rate involves greater transaction expenses which must be borne directly by a Fund (and thus, indirectly by its shareholders) and affects Fund performance. In addition, a high

13

rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to that Fund’s shareholders, are taxable to them potentially at ordinary-income tax rates.

Other Consequences

The strategies used by the Real Return Fund may cause a significant portion of the total return to be treated as ordinary income or short term capital gains.

SPECIFIC PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following is a description of the principal risks of investing in the Funds as specified in Principal Risks chart above. In addition to these principal risks, there can be no assurance that the Funds will achieve their investment objective (or goal).

Stock Market Risks

The Funds are subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Stocks have greater volatility than debt securities. While greater volatility increases risks, it offers the potential for greater reward.

Risks Relating to Small Company Securities

Stock market risk is also related to the size of the company issuing stock. Companies may be categorized as having a small, medium, or large capitalization (market value). The potential risks are higher with small- and medium-capitalization companies and lower with large-capitalization companies. Therefore, investments in the Global Small Cap Fund may be more volatile than broad stock market indices such as the S&P 500 or funds that invest exclusively in large-capitalization companies.

Risks of Foreign Investing

Foreign securities pose additional risks over U.S.-based securities for a number of reasons. Because the Funds may invest in foreign securities, these factors may adversely affect the value of an investment in these Funds. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens’ rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations and accounting

14

standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation. In addition, the Funds may incur higher costs and expenses when making foreign investments, which will affect the Funds’ total return.

Foreign securities may be denominated in foreign currencies. Therefore, the value of a Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Global Small Cap Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time.

Currency Risks

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser and/or Sub-Adviser attempt to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Emerging Market Securities Risks

The Global Small Cap Fund may invest approximately 5-15% of its assets in emerging market securities. Investments in emerging market securities are subject to higher risks than those in developed market countries because there is greater uncertainty in less established markets and economies. These risks include differing political, social or economic systems, smaller securities markets, lower trading volumes, and substantial rates of inflation.

Interest Rate Risks

Risks of fixed income securities will affect the Real Return Fund.

Prices of fixed-rate debt securities generally move in the opposite direction of interest rates. The interest payments on fixed-rate debt securities do not change when interest rates change. Therefore, since the price of these securities can be expected to decrease when interest rates increase, the value of investments in a Fund may go down.

15

Fixed income securities may be subject to maturity risks. Longer-term debt securities will experience greater price volatility than debt securities with shorter maturities. You can expect the net asset value of a Fund to fluctuate accordingly.

Fixed income securities also have credit risks. The credit quality of a debt security is based upon the issuer’s ability to repay the security. If payments on a debt security are not made when due, that may cause the net asset value of a Fund holding the security to go down.

Fixed income securities may also be subject to call risk. If interest rates decline, an issuer may repay (or “call”) a debt security held by a Fund prior to its maturity. If this occurs, the Adviser may have to reinvest the proceeds in debt securities paying lower interest rates. If this happens, a Fund may have a lower yield.

In addition, the Real Return Fund may invest in Floaters, which are a form of “derivative” debt security, and whose yield may be subject to extreme fluctuation in the event of interest rate movements.

Investment Ratings

Some securities in which the Real Return invests will be rated in the lowest investment grade category (e.g. BBB or Baa) or the highest-yield category (i.e. lower than BBB or Baa). Securities receiving these ratings from Standard and Poor’s or Moody’s Investors Service, Inc. have speculative characteristics. Unrated securities will be determined by the Adviser to be of like quality and may have greater risk (but a potentially higher yield) than comparable rated securities. If a security is downgraded, the Adviser will re-evaluate the security and determine whether or not the security is an acceptable investment.

Futures and Options Risks

The Funds may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions. The Funds may also use such investments as a broad based investment in the stock market. Similarly, the Global Small Cap Fund may also use foreign currency futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in foreign currency rates. The successful use of futures, options and other derivative instruments is based on the Adviser’s ability to correctly anticipate market movements. When the direction of the prices of a Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, a Fund could lose money.

16

Commodities Risks

The Real Return Fund invests in commodities and commodity-linked derivatives (collectively, “Commodities”). Commodities may subject the Fund to greater volatility than investments in traditional securities. The value of Commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Real Estate Risks

The Real Return Fund may invest in REITs. Investments in REITs are subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

WHAT DO SHARES COST?

You can buy shares of a Fund at net asset value (NAV), without a sales charge, on any day the New York Stock Exchange (NYSE) is open for business. NAV is determined at the end of regular trading (normally 4:00 p.m., Eastern time) each day the NYSE is open. Your purchase order must be received in proper form (as described below) by 4:00 p.m. (Eastern time) in order to receive that day’s NAV.

Each Fund’s NAV is computed by dividing the value of the Fund’s net assets (i.e., the value of a Fund’s securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at market value. A market quotation is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities that may be subject to fair valuation include, but are not limited to: (1) securities in which trading has been halted pending further news; (2) illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities; (4) securities that may be defaulted or de-listed from an exchange and are not longer trading; or (5) any other security for which the Adviser, Sub-Adviser or Pricing Committee feels the current market

17

price is not reliable. In addition, a Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund’s share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those relating to a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant market fluctuations. One or more factors will be used for determining the fair value of a security, including the use of a fair value pricing vendor or an evaluation of the forces that influence the market in which the security is purchased or sold.

In light of the judgment involved in fair value decisions, there can be no assurances that a fair value assigned to a particular security reflects a price for which a security has traded or will trade. Accordingly, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

The Board of Directors has adopted pricing and valuation procedures for determining the value of Fund shares. The Board of Directors receives and reviews quarterly reports regarding any valuation issues that arose during the preceding quarter.

To open an account with one of the Funds, your first investment must be at least $1,000. However, you can add to your account for as little as $100. In special circumstances, these minimums may be waived or lowered at the Funds’ discretion.

HOW DO I PURCHASE SHARES?

Shares of each Fund may be purchased by mail or by wire through the Distributor (BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services) or through a Shareholder Servicing Agent or Broker-Dealer that has an agreement with the Distributor or with the Adviser (an “Authorized Dealer”). All investments are subject to approval of the Adviser and all investors must complete and submit the necessary account registration forms in good order. Each of the Funds, Adviser and Distributor reserves the right to reject any purchase request at any time, for any reason. See “Market Timing Policies.”

If you purchase shares directly from the Distributor, your account will be maintained by the transfer agent of the Funds, BISYS Fund Services Ohio, Inc. (the “Transfer Agent”). For account balance information and shareholder services, you may call the Transfer Agent at (800) 607-2200. Shareholder information is subject

18

to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, taxpayer identification number (usually your Social Security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. Please review your account application for additional information.

By Mail

Through an Authorized Dealer

Contact your Authorized Dealer for instructions. Shares will be issued upon receipt of payment by the Funds in which you are investing (see “Additional Conditions—Transactions Through Intermediaries”).

Through the Distributor

•	Contact the Transfer Agent for the Purchase Application;

•	Complete the Purchase Application and send to the Adviser for approval at the following address:

Bessemer Investment Management LLC

630 Fifth Avenue

New York, NY 10111; and

•	After you have received notification that your application has been approved, mail a copy of the approval together with a check payable to name of the Fund to:

Old Westbury Funds, Inc.

P.O. Box 182067

Columbus, OH 43218-2067

Subsequent investments in a Fund do not require a Purchase Application; however, the shareholder’s account number must be clearly marked on the check to ensure proper credit.

Subsequent investments may also be made by sending a check with the detachable coupon that regularly accompanies the confirmation of a previous transaction.

19

The Funds will not accept the following payments: third party checks; money orders; bank starter checks; traveler’s checks; credit card convenience checks; or checks drawn in a foreign currency.

By Wire

Investments may be made directly through the use of wire transfers of federal funds. Shares purchased by wire will be effected at the public offering price next determined after acceptance of the order by the Distributor.

Through an Authorized Dealer

Contact your Authorized Dealer for instructions.

Through the Distributor

If you do not have a relationship with an Authorized Dealer, you may purchase shares directly from the Distributor by federal funds wire, after completing the Purchase Application, submitting the Purchase Application to the Adviser for approval, and forwarding a copy of the approval to the Distributor. No Purchase Application is required for subsequent investments.

A copy of the Adviser’s approval of the Purchase Application should be directed to:

Old Westbury Funds, Inc.

P.O. Box 182067

Columbus, OH 43218-2067

Please contact the Transfer Agent at (800) 607-2200 for complete instructions.

HOW DO I REDEEM SHARES?

Shares of each Fund may be redeemed by mail or by wire through an Authorized Dealer or through the Transfer Agent.

Redemptions will only be made on days when a Fund computes its NAV. When your redemption request is received in proper form, shares of the Fund will be redeemed at its next determined NAV.

Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day’s NAV. Redemption proceeds will normally be mailed the following business day, but in no event more than seven days, after the request is made.

20

Generally, redemption requests are paid in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of a Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, a redemption request may be paid in securities of equal value.

By Telephone

Through your Authorized Dealer

Contact your Authorized Dealer for complete instructions. Your Authorized Dealer may accept your redemption request if you have previously elected this service. See “Additional Conditions” for information regarding telephone transactions.

Through the Transfer Agent

For shareholders whose accounts are maintained by the Transfer Agent, if you have authorized the telephone redemption privilege in your Purchase Application, you may redeem shares by calling the Transfer Agent at (800) 607-2200.

By Mail

Through your Authorized Dealer

Send a letter to your Authorized Dealer, indicating your name, the Fund name, your account number and the number of shares or dollar amount you want to redeem. Your request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign).

Shareholders may also redeem Fund shares through participating organizations holding such shares who have made arrangements with the Funds permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

Through the Transfer Agent

For shareholders whose accounts are maintained by the Transfer Agent, redemptions may be made by sending a written redemption request indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:

Old Westbury Funds, Inc.

P.O. Box 182067

Columbus, OH 43218-2067

For additional assistance, call (800) 607-2200.

21

Additional Conditions

Transactions Through Intermediaries

Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund at the Fund’s net asset value next determined after your order is received by an organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by an organization. However, as stated above, all investments are subject to the approval of the Adviser. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds or the Distributor. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. Neither the Funds nor the Distributor is responsible for ensuring that the organizations carry out their obligations to their customers.

Signature Guarantees

You must have a signature guarantee on written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with the Fund;

•	when you want the redemption payable to someone other than the shareholder of record;

•	when your account address has changed within the last 10 business days;

•	when the redemption proceeds are being transferred to another Fund account with a different registration; or

•	when the redemption proceeds are being wired to bank instructions currently not on your account.

A signature guarantee is designed to protect your account from fraud. We accept signature guarantees only from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

22

Limitations on Redemption Proceeds

Redemption proceeds normally are mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets; or

•	during periods when the NYSE is closed other than on customary weekend and holiday closings, when trading is restricted, if an emergency exists as determined by the Securities and Exchange Commission (“SEC”), or by other order of the SEC.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund. The proceeds of your redemption of the shares that were purchased by check may be held up to 10 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares by wire. Redemptions made after an account has been opened, but before a customer’s identity has been verified, which may take up to five business days, must be made in writing, even if the redemption involves shares purchased by wire.

Telephone Transactions

The Funds make every effort to insure that telephone redemptions and exchanges are only made by authorized shareholders. All telephone calls are recorded for your protection, and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges placed by telephonic instructions or facsimile instructions, may be revoked at any time at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.

HOW DO I EXCHANGE SHARES?

You may exchange shares of one Fund for shares of any of the Old Westbury Funds free of charge, provided you meet the $1,000 minimum investment

23

requirement. An exchange is treated as a redemption and subsequent purchase, and is therefore a taxable transaction. As stated above, the Funds reserve the right to reject any purchase order for any reason. Also see “Market Timing Policies” below. Signatures must be guaranteed if you request and exchange into another Fund with a different shareholder registration. The Funds will provide shareholders with 60 days’ written notice prior to any modification of this exchange privilege. See “Additional Conditions—Verifying Telephone Transactions” for information regarding exchanging shares by telephone.

Exchanges may be made by sending a written request to Old Westbury Funds, Inc., P.O. Box 182067, Columbus OH 43218-2067 or by calling 1-800-607-2200. Please provide the following information:

•	your name and telephone number;

•	the exact name on your account and account number;

•	taxpayer identification number (usually your Social Security number);

•	dollar value or number of shares to be exchanged;

•	the name of the Fund from which the exchange is to be made; and

•	the name of the Fund into which the exchange is being made.

MARKET TIMING POLICIES

The Funds are not designed for market timing strategies. If you intend to engage in market timing, do not invest in shares of the Funds. The Funds’ Board of Directors has adopted policies and procedures with respect to frequent purchases and/or exchanges of Fund Shares that are intended to detect and deter market timing. Frequent purchases, and of subsequent redemptions, or exchanges shortly thereafter may interfere with the most effective and efficient investment of assets a Fund in accordance with its objectives and policies. Such trading practices may also cause dilution in value of a Fund’s shares held by long-term shareholders and may increase brokerage and administrative costs.

The Funds reserve the right to reject any purchase and/or exchange orders if, in the Adviser’s discretion, a shareholder (including all accounts under common ownership) engages in a trading practice which the Adviser believes may cause harm to the Fund or its shareholders. Moreover, the Funds reserve the right to reject any purchase request for any reason and may revoke telephone transaction privileges at any time. To minimize harm to the Funds and their shareholders, the Funds reserve the right to permanently refuse purchase and/or exchange requests.

24

The Funds do not knowingly accommodate excessive trading of shares and do not tolerate excessive trading when detected. In addition, the Funds have not entered into any arrangements, such as an automated exchange or redemption program, that would permit frequent trading. The Board of Directors receives periodic net asset inflow and outflow information reflecting purchase exchange and redemption activities. The Board may determine to impose additional restrictions as they deem necessary, if any such transaction activities detrimental to long-term shareholders are discovered.

There can be no assurances that the Funds will be able to detect, anticipate or stop any such orders, exchanges or requests because of various factors. For example, the Funds are not able to identify trading by a particular beneficial owner through omnibus accounts held by certain financial intermediaries since all trading activity in the omnibus account is aggregated. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

ACCOUNT AND SHARE INFORMATION

Confirmations and Account Statements

You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including distributions of any net investment income and realized net capital gains.

Fund Distributions

Distributions (if any) are paid to shareholders invested in the Funds on the record date. Distributions from net investment income (dividends and interest less net expenses) are declared and paid semi-annually for the Real Return Fund and annually for the Global Small Cap Fund. Net capital gains, if any, are declared and distributed at least annually. Your distributions will be automatically reinvested in additional shares unless you elect cash payments.

If you purchase shares just before a Fund declares a distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which is generally subject to tax whether or not you reinvest the distribution in additional shares. Similarly, if you purchase Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the securities and distributes the realized gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a distribution. Contact your

25

investment professional or the Fund for information concerning when distributions will be paid.

Householding

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-607-2200, or if your shares are held through a financial institution, please contact them directly.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account such as a 401(k) plan or Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation, including state, local and foreign tax consequences of investing in a Fund. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from the Funds’ ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, your distributions attributable to dividends received by the Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income. The strategies used by the Real Return Fund may cause a significant portion of the total return to be treated as ordinary income or short term capital gains.

26

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund can file an election with the IRS that requires you to include a pro-rata portion amount of the Fund’s foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Global Small Cap Fund to be eligible for this election, but we cannot assure you that it will make the election for any year. It is not expected that the Real Return Fund will be eligible for this election.

Your redemptions (including redemptions-in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

WHO MANAGES THE FUNDS?

The Board of Directors governs the Funds. The Board oversees the Adviser, Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”). The Adviser manages the Funds’ assets, including buying and selling portfolio securities. The Adviser’s address is 630 Fifth Avenue, New York, New York 10111.

Bessemer is a subsidiary of The Bessemer Group, Incorporated (“BGI”). The Adviser, and other subsidiaries of BGI, advise or provide investment, fiduciary and personal banking services to approximately 1,800 client relationships with total assets under supervision of approximately $42.6 billion as of December 31, 2004.

27

For its services under an Advisory Contract, the Adviser receives an Advisory Fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:

Average net assets
Global Small Cap Fund	0.85%
Real Return Fund	0.85%

Dimensional Fund Advisors, Inc., located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, serves as Sub-Adviser to the Global Small Cap Fund. In this capacity, the Sub-Adviser is responsible for the day-to-day management for all or a portion of the portfolio for the Global Small Cap Fund subject to the oversight of the Adviser. The Adviser also may from time to time directly manage up to 10% of the Fund’s assets. The Sub-Adviser was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors and clients of independent financial advisers. As of December 31, 2004, assets under management totaled approximately $65 billion. The fees of the Sub-Adviser are based on the assets that the Sub-Adviser is responsible for managing. The fees of the Sub-Adviser, which are paid for by the Adviser from the fees it receives, are included in the advisory fees set forth above.

As described above, the Adviser and the Global Small Cap Fund have engaged an investment sub-adviser to make the day-to-day investment decisions for all or a portion of the Fund. The Adviser and the Funds may in the future engage one or more additional sub-advisers. While a sub-adviser may make the day-to-day investment decisions for a Fund, the Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-adviser and evaluating the Fund’s needs and the sub-adviser’s skills and abilities on an ongoing basis. Based on its evaluations, the Adviser may at times recommend to the Board that a Fund:

•	change, add or terminate one or more sub-advisers;

•	continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or

•	materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Adviser and the Funds will seek exemptive relief from the SEC to permit the Adviser (subject to the Board’s oversight and approval) to make decisions about a Fund’s sub-advisory arrangements without obtaining approval from Fund shareholders. The Adviser or a Fund will inform the Fund’s shareholders of any

28

actions taken in reliance on this relief. Until the Adviser and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

The Statement of Additional Information has more information about the Adviser and the Sub-Adviser, as well as the Funds’ other service providers.

Individual portfolio managers of the Funds are responsible for managing the Funds as set forth below:

Real Return Fund

Mr. Andrew Parker, Managing Director of the Adviser, shares responsibility for the day-to-day investment management of the Real Return Fund. Mr. Parker has served as the Head of equity risk management since 2001. Prior to joining Bessemer in 2001, Mr. Parker served as a portfolio manager for the structured products group at Credit Suisse Asset Management. Mr. Parker graduated with a BA in Economics from Gettysburg College.

Mr. Marc D. Stern, Senior Managing Director and Chief Investment Officer, shares responsibility for the day-to-day investment management of the Real Return Fund. Mr. Stern is a member of Bessemer’s Senior Executive Group and is Chairman of the Investment Policy and Strategy Committee. Prior to joining Bessemer in 2004, Mr. Stern was Head of the Wealth Management Group at Bernstein Investment Research & Management, a unit of Alliance Capital Management LP, overseeing the investment strategy of clients with assets of $10 million or more. Mr. Stern has also served as Director of Acquisitions for a division of PepsiCo, Inc. and as a management consultant with McKinsey & Company. Mr. Stern earned a B.S. in Finance from the Wharton School of the University of Pennsylvania and an M.B.A. from the University of Virginia.

Mr. Harold S. Woolley, Managing Director of the Adviser and Portfolio Manager, shares responsibility for the day-to-day investment management of the Real Return Fund. Mr. Woolley has headed the fixed income investments group at Bessemer, N.A. since 1985. Prior to joining Bessemer in 1985, Mr. Woolley was a managing director and head of fixed income investments for Equitable Investment Management Corp. and a Vice President of Equitable Life Assurance Society of the U.S. Mr. Woolley graduated with an A.B. from Bucknell University, and holds an M.B.A. from the Amos Tuck School of Graduate Business, Dartmouth College. Mr. Woolley is a Chartered Financial Analyst.

Global Small Cap Fund

Dimensional Fund Advisors Inc. (the “Sub-Adviser”) shares responsibility for the day-to-day investment management of the Global Small Cap Fund. The Sub-

29

Adviser manages the Global Small Cap Fund using a team approach. The investment team includes the Investment Committee of the Sub-Adviser, portfolio managers and all other trading personnel. The Investment Committee is composed primarily of certain officers and directors of the Sub-Adviser who are appointed from time to time. As of the date of this Prospectus, the Investment Committee has 10 members. Investment decisions for the Global Small Cap Fund are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the team approach used to manage the Global Small Cap Fund, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Investment Committee. The portfolio managers named below coordinate the efforts of all other portfolio managers and trading personnel with respect to the category of portfolios indicated. For this reason, the Sub-Adviser has identified these coordinating individuals as those primarily responsible for the day-to-day management of the Global Small Cap Fund:

Domestic equities	Robert T. Deere
Non-US equities	Karen E. Umland

Mr. Deere is a Portfolio Manager and Vice President of the Sub-Adviser and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991. He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined the Sub-Adviser in 1991 and has been responsible for the domestic equity portfolios since 1994.

Ms. Umland is a Portfolio Manager and Vice President of the Sub-Adviser and a member of the Investment Committee. She received her BA from Yale University in 1988 and her MBA from the University of California at Los Angeles in 1993. Ms. Umland joined the Sub-Adviser in 1993 and has been responsible for the international equity portfolios since 1998.

The Sub-Adviser provides the Global Small Cap Fund with a trading department and selects brokers and dealers to effect securities transactions. The Sub-Adviser places securities transactions with a view to obtaining best price and execution. The Sub-Adviser has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative

30

services to the Sub-Adviser with respect to the Global Small Cap Fund. The Sub-Adviser controls DFAL and DFA Australia.

Mr. Marc D. Stern will be primarily responsible for supervising the Sub-Adviser and is primarily responsible for managing the Adviser’s portion of the Fund’s assets. Mr. Stern’s background and experience are described above.

DISTRIBUTION OF FUND SHARES

The Funds’ Board of Directors has adopted a Rule 12b-1 distribution and service plan on behalf of each Fund (the “Plans”) and, pursuant to the Plans, each Fund and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the “Distributor”) have entered into a Distribution Agreement and a Shareholder Servicing Agreement. Each Fund has also entered into a Shareholder Servicing Agreement with Bessemer.

Under Shareholder Servicing Agreements, the Distributor and Bessemer each are permitted to receive up to a total of 0.15% per annum of each Fund’s average daily net assets (the “Shareholder Servicing Fee”) to permit them to make payments to third parties for providing shareholder services. In addition, the Adviser, under its Shareholder Servicing Agreements, is permitted to receive a Shareholder Servicing Fee to compensate it for providing shareholder services. The total Shareholder Servicing Fee in the aggregate will not exceed 0.15% per annum of the average daily net assets of a Fund. The maximum amount payable under the Plans is 0.15% per annum of the average daily net assets of each Fund.

The Plans and the Shareholder Servicing Agreements also provide that the Adviser or the Distributor may make payments from time to time from their own resources (which may include the advisory fees of the Adviser) and past profits for certain enumerated purposes.

31

Old Westbury Funds, Inc.

Notice of Privacy Policy & Practices

Old Westbury Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with Old Westbury Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and Old Westbury Funds or service providers to Old Westbury Funds.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with Old Westbury Funds to process or service a transaction at your request, as permitted by law—for example, with companies who maintain or service customer accounts for Old Westbury Funds.

Security of Customer Information

We require service providers to the Old Westbury Funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Old Westbury Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Old Westbury Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of Old Westbury Funds.

This is not part of the Prospectus.

A Statement of Additional Information (SAI) dated March 16, 2005 is incorporated by reference into this prospectus. Additional information about each Fund’s investments is contained in the Funds’ SAI and Annual and Semi-Annual Reports to shareholders as they become available. To obtain the SAI or other information without charge, and make inquiries, call your investment professional or the Fund at 1-800-607-2200.

Information from the Securities and Exchange Commission:

You can obtain copies of Fund documents from the SEC as follows:

In person:

Public Reference Room in Washington, D.C. (For information about their operation, call 1-202-942-8090.)

By mail:

Securities and Exchange Commission

Public Reference Section

Washington, D.C. 20549-0102

(The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet:

www.sec.gov

By electronic request:

publicinfo@sec.gov.

(The SEC charges a fee to copy any documents.)

Distributor

BISYS Fund Services Limited Partnership (d/b/a BISYS Fund Services)

P.O. Box 182067

Columbus, OH 43218-2067

Administrator

BISYS Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, OH 43219

Cusip 680414604

Cusip 680414703

Investment Company Act file no. 811-7912

OLD WESTBURY FUNDS, INC.

Statement of Additional Information

March 16, 2005

Old Westbury Global Small Cap Fund

Old Westbury Real Return Fund

(each a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Funds’ prospectus dated March 16, 2005. You may obtain the prospectus without charge by calling 1-800-607-2200.

HOW ARE THE FUNDS ORGANIZED?

Old Westbury Funds, Inc. (the “Corporation”) is an open-end, management investment company that was established under the laws of the State of Maryland on August 26, 1993. The Corporation consists of seven series, two of which are the subject of this SAI. The Global Small Cap Fund is a diversified portfolio of the Corporation. The Real Return Fund is a non-diversified portfolio of the Corporation. The Corporation may offer separate series of shares representing interests in separate portfolios of securities.

SECURITIES IN WHICH THE FUNDS INVEST

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectus for the Funds highlight the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A “Y” in the table indicates that the Fund may purchase or engage in the corresponding instrument or technique. A “N” indicates the Fund (1) is prohibited by investment restriction or policy from purchasing the instrument or engaging in the technique or (2) does not intend to purchase or engage in the corresponding instrument or technique although the Fund is not prohibited from doing so. Following the table is further information describing the investments and techniques listed in the table.

Securities	Global Small Cap Fund	Real Return Fund
American Depositary Receipts	Y	Y
Asset-Backed Securities	N	Y
Bank Obligations	Y	Y
Borrowing	Y	Y
Commercial Paper	Y	Y
Common Stock of Domestic Companies	Y	Y
Common Stock of Foreign Companies	Y	Y
Convertible Securities	Y	Y
Corporate Reorganizations	Y	Y
Debt Obligations	Y	Y
Derivative Contracts and Securities	Y	Y
Emerging Market Companies	Y	Y
European Depositary Receipts	Y	Y
Fixed Rate Debt Obligations	Y	Y
Floating Rate Debt Obligations	Y	Y
Foreign Currency Transactions	Y	Y
Foreign Securities	Y	Y
Futures and Options Transactions	Y	Y
Global Depositary Receipts	Y	Y
High Yield Securities	N	Y
Hybrid Instruments	N	Y
Illiquid and Restricted Securities	Y	Y
Inverse Floaters	N	Y
Money Market Instruments	Y	Y
Mortgage-Backed Securities	N	Y

Securities	Global Small Cap Fund	Real Return Fund
Municipal Securities	N	Y
Preferred Stocks	Y	Y
Repurchase Agreements	Y	Y
Small Capitalization Stocks	Y	Y
Mid-Capitalization Stocks	Y	Y
Shares of Other Investment Companies	Y	Y
Short-Sales	N	Y
U.S. Government Securities	Y	Y
Temporary Investments	Y	Y
Variable Rate Demand Notes	Y	Y
Warrants	Y	Y
When-Issued and Delayed Delivery Transactions	Y	Y
Zero Coupon Bonds	Y	Y

SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS

The following describes securities, techniques and risks that may be used by the Funds in addition to those described in the prospectus.

ASSET-BACKED SECURITIES. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee. Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds.

Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. Also, these securities may be subject to prepayment risk.

BANK OBLIGATIONS. Bank Obligations include negotiable certificates of deposit, time deposits and bankers acceptances. The Funds will invest in bank instruments (i) that have been issued by banks and savings and loans and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state; (ii) of foreign branches of these banks or of foreign banks of equivalent size; and (iii) of U.S. branches of foreign banks of equivalent size. The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Funds may also invest in obligations of the European Investment Bank, the Inter-American Development Bank or the World Bank and other such similar institutions.

BORROWING. The Funds may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of total assets and pledge some assets as collateral. A Fund that borrows will pay interest on borrowed money and may incur other transaction costs. These expenses can exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. With respect to borrowings, the Funds are required to maintain continuous asset coverage to 300% of the amount borrowed. If the coverage declines to less than 300%, the Fund must sell sufficient portfolio securities, even at a loss, to restore the coverage.

COMMERCIAL PAPER. The Funds may invest in commercial paper, including master demand obligations. Master demand obligations provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The commercial paper in which the Funds may invest must be rated A-1 or A-2 by Standard & Poor’s (S&P), Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (Moody’s), or F-1 or F-2 by Fitch IBCA, Inc. (Fitch). Master demand obligations are governed by agreements between the issuer and Bessemer Trust Company, N.A., acting as agent, for no additional fee, in its capacity as investment adviser to the Funds and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds’ quality restrictions. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations.

COMMON STOCKS. Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

CONVERTIBLE SECURITIES. The Funds may, as an interim alternative to investment in common stocks, purchase investment grade convertible debt securities having a rating of, or equivalent to, at least “BBB” by S&P or “Baa” by Moody’s, or if unrated, judged by the Adviser to be of comparable quality. Securities rated BBB or Baa have speculative characteristics. Convertible securities may include convertible preferred stock, convertible bonds and convertible bonds of foreign issues. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer’s capacity to pay interest and repay principal than are higher rated debt securities.

In selecting convertible securities, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in the rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Funds will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation. The Funds do not intend to purchase convertible securities in excess of 5% of the Fund’s total assets.

CORPORATE REORGANIZATIONS. Each Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Funds.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offerer as well as the dynamics of the business climate when the offer or proposal is in process.

In making such investments, each Fund will not violate any of its diversification requirements or investment restrictions (see “Investment Restriction”). Since such investments are ordinarily short-term in nature, they will increase the turnover ratio of the Funds thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments as well as monitor the effect of such investments on the federal income tax qualification tests of the Internal Revenue Code of 1986, as amended (the “Code”), imposed on the Funds. Each Fund does not intend to purchase these securities in excess of 5% of that Fund’s total assets.

CREDIT QUALITY. Generally, the fixed income securities in which a Fund invests will be rated at least investment grade by a nationally recognized statistical ratings organization (NRSRO). Investment grade securities have received one of an NRSRO’s four highest ratings. Securities receiving the fourth highest rating (Baa by Moody’s or BBB by S&P or Fitch) have speculative characteristics and changes in the market or the economy are more likely to affect the ability of the issuer to repay its obligations when due. The Adviser will evaluate downgraded securities and will sell any security determined not to be an acceptable investment. The Real Return Fund may invest up to 5% of its net assets in securities rated below investment grade, but not below the sixth highest rating category (commonly known as “junk bonds”). (See “High Yield Securities” herein for more information)

DEBT OBLIGATIONS. The Funds may invest in the following type of debt obligations, including bonds, notes, and debentures of corporate issuers or governments, which may have fixed or floating rates of interest.

FIXED RATE DEBT OBLIGATIONS. Fixed rate debt obligations include fixed rate debt securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics includes a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described below, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates, the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

FLOATING RATE DEBT OBLIGATIONS. The Funds may invest in floating rate debt obligations including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days to an increment over some predetermined interest rate index). Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S.

Treasury securities. Increasing rate securities’ rates are reset periodically at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issuer’s prospectus.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) are receipts, issued by a U.S. bank, that represent an interest in shares of a foreign-based corporation. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts, issued by foreign banks or trust companies, or foreign branches of U.S. banks, that represent an interest in shares of either a foreign or U.S. corporation. Depositary Receipts may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary Receipts involve many of the same risks of investing directly in foreign securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Forward Foreign Currency Exchange Contracts (“Forward Contracts”) are used to minimize the risks associated with changes in the relationship between the U.S. dollar and foreign currencies. They are used to lock in the U.S. dollar price of a foreign security. A Forward Contract is a commitment to purchase or sell a specific currency for an agreed price at a future date.

If the Adviser believes a foreign currency will decline against the U.S. dollar, a Forward Contract may be used to sell an amount of the foreign currency approximating the value of a Fund’s security that is denominated in the foreign currency. The success of this hedging strategy is highly uncertain due to the difficulties of predicting the values of foreign currencies, of precisely matching Forward Contract amounts, and because of the constantly changing value of the securities involved. Conversely, if the Adviser believes that the U.S. dollar will decline against a foreign currency, a Forward Contract may be used to buy that foreign currency for a fixed dollar amount, otherwise known as cross-hedging.

In these transactions, a Fund will segregate assets with a market value equal to the amount of the foreign currency purchased. Therefore, the Fund will always have cash, cash equivalents or high quality debt securities available to cover Forward Contracts or to limit any potential risk. The segregated assets will be priced daily.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

PUT AND CALL OPTIONS ON FOREIGN CURRENCIES. Purchasing and writing put and call options on foreign currencies are used to protect a Fund’s portfolio against declines in the U.S. dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. Writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Fund could lose money if it is required to purchase or sell foreign currencies at disadvantageous exchange rates. If exchange rate movements are adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. These options are traded on U.S. and foreign exchanges or over-the-counter. The Fund may write (sell) covered call options and secured put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of net assets may be invested in premiums on such options.

FOREIGN SECURITIES. The Funds may invest in certain foreign securities. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Amounts realized on foreign securities may be subject to high levels of foreign withholding and other taxes which may decrease the net return on foreign investments as compared to amounts realized by the Funds by domestic securities.

Investors should realize that the value of the Funds’ investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds’ operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Certain of the risks associated with investments in foreign securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investments in emerging markets securities also involves risks beyond the risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Since investments in foreign securities may involve foreign currencies, the value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, including currency blockage.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Funds’ foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

CANADIAN SECURITIES. The Funds may invest in securities listed on Canadian stock exchanges. Canadian securities are sensitive to conditions within Canada, but also tend to follow the U.S. market. The country’s economy relies strongly on the production and processing of natural resources. In addition, the value in U.S. dollars of the Fund’s assets denominated in Canadian currency may be affected by changes in exchange rates and regulations.

DERIVATIVE CONTRACTS AND SECURITIES. The term derivative has traditionally been applied to certain contracts (futures, forward, option and swap contracts) that derive their value from changes in the value of an underlying security, currency, commodity or index. Derivatives also refer to securities that incorporate the performance characteristics of these contracts and securities derived from the cash flows from underlying securities, mortgages or other obligations. While the response of certain derivatives to market changes may differ from traditional investments like stocks and bonds, they do not necessarily present greater market risks than traditional investments. Derivative contracts and securities can reduce or increase the volatility of an investment portfolio’s total performance.

Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to market and currency risks, and may also expose the Fund to liquidity and leverage risks. Over-the-counter contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract. (See “Foreign Currency Transactions” and “Futures and Options Transactions” herein for more information.)

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are generally used to obtain foreign currencies to settle securities transactions. They can also be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When a Fund uses foreign currency exchanges as a hedge, it may also limit potential gain that could result from an increase in the value of such currencies. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations. Foreign currency hedging transactions are used to protect against foreign currency exchange rate risks. These transactions include: forward foreign currency exchange contracts, foreign currency futures contracts, and purchasing put or call options on foreign currencies.

FUTURES AND OPTIONS TRANSACTIONS. As a means of reducing fluctuations in its net asset value, a Fund may buy and sell futures contracts and options on futures contracts, buy put and call options on portfolio securities and securities indices to hedge its portfolio or write covered put and call options on portfolio securities to attempt to increase its current income or to hedge its portfolio. There is no assurance that a liquid secondary market will exist for any particular futures contract or option at any particular time. The Fund’s ability to establish and close out futures and options positions depends on this secondary market.

FUTURES CONTRACTS. A futures contract is a commitment by two parties under which one party agrees to make delivery of an asset (seller) and another party agrees to take delivery of the asset at a certain time in the future. A futures contract may involve a variety of assets including commodities (such as oil, wheat or corn) or a financial asset (such as a security). A Fund may purchase and sell financial futures contracts: (i) to hedge against anticipated changes in the value of its portfolio without necessarily buying or selling the securities; (ii) as a broad based investment in the stock market; or (iii) for any other reason deemed appropriate by the Adviser in achieving the Fund’s investment objective. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a futures contract is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts call for cash settlements. Pursuant to regulations and/or published positions of the Securities Exchange Commission (SEC), a Fund may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

A Fund may purchase and sell stock index futures contracts: (i) to hedge against anticipated price changes with respect to any stock index traded on a recognized stock exchange or board of trade; (ii) as a broad based investment in the stock market; or (iii) for any other reason deemed appropriate by the Adviser in achieving the Fund’s investment objective. A stock index futures contract is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the price of the original contract and the value of the index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made. Settlement is made in cash upon termination of the contract.

MARGIN IN FUTURES TRANSACTIONS. Since a Fund does not pay or receive money upon the purchase or sale of a futures contract, it is required to deposit an amount of initial margin in cash, U.S. government securities or highly-liquid debt securities as a good faith deposit. The margin is returned to the Fund upon termination of the contract. Initial margin in futures transactions does not involve borrowing to finance the transactions. As the value of the underlying futures contract changes daily, the Fund pays or receives cash, called variation margin, equal to the daily change in value of the futures contract. This process is known as marking to market. Variation margin does not represent a borrowing or loan by the Fund. It may be viewed as a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the Fund purchases futures contracts, it will maintain, at a minimum, an amount of cash and/or cash equivalents, equal to the underlying commodity value of the futures contracts to “collateralize” the position and insure that the futures contracts are covered. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

PUT OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS. A Fund may purchase listed put options on financial and stock index futures contracts to protect portfolio securities against decreases in value. The Real Return Fund may also purchase and put options on commodity futures contracts and commodity indices. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

A Fund may also write (sell) listed put options on financial or stock index futures contracts to hedge its portfolio against a decrease in market interest rates or an increase in stock prices. A Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When a Fund sells a put on a futures contract, it receives a cash premium in exchange for granting to the buyer of the put the right to receive from the Fund, at the strike price, a short position in such futures contract. This is so even though the strike price upon exercise of the option is greater than the value of the futures position received by such holder. As market interest rates decrease or stock prices increase, the market price of the underlying futures contract normally increases. When the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The premium received by the Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future.

In order to avoid the exercise of an option sold by it, generally a Fund will cancel its obligation under the option by entering into a closing purchase transaction, unless it is determined to be in the Fund’s interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund’s position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. If the hedge is successful, the cost of buying the second option will be less than the premium received by the Fund for the initial option.

CALL OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS. A Fund may write (sell) listed and over-the-counter call options on financial and stock index futures contracts to hedge its portfolio. The Real Return Fund may also purchase and sell call options on commodity futures contracts and commodity indices. When the Fund writes a call option on a futures contract, it undertakes to sell a futures contract at the fixed price at any time during the life of the option. As stock prices fall or market interest rates rise, causing the prices of futures to go down, the Fund’s obligation to sell a futures contract costs less to fulfill, causing the value of the Fund’s call option position to increase. In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can substantially offset the drop in value of the Fund’s portfolio securities.

Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then substantially offset the decrease in value of the hedged securities.

A Fund may buy a listed call option on a financial or stock index futures contract to hedge against decreases in market interest rates or increases in stock price. A Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When a Fund purchases a call on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a strike price determined at the time the call was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer’s) position in the underlying futures contract. As market interest rates fall or stock prices increase, the value of the underlying futures contract will normally increase, resulting in an increase in value of the Fund’s option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, the Fund could exercise its option and buy the futures contract below market price. Prior to the exercise or expiration of the call option, the Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, the Fund has completed a successful hedge.

LIMITATION ON OPEN FUTURES POSITIONS. A Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if together the value of the open positions exceeds the current market value of the Fund’s portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES. A Fund may purchase put options on portfolio securities to protect against price movements in the Fund’s portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A Fund may purchase call options on securities acceptable for purchase to protect against price movements by locking in on a purchase price for the underlying security. A call option gives the Fund, in return for a premium, the right to buy the underlying security from the seller at a specified price during the term of the option.

WRITING COVERED CALL AND PUT OPTIONS ON SECURITIES. A Fund may write covered call and put options to generate income and thereby protect against price movements in the Fund’s portfolio securities. As writer of a call option, the Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash or U.S. government securities in the amount of any additional consideration). As a writer of a put option, the Fund has the obligation to purchase a security from the purchaser of the option upon the exercise of the option. In the case of put options, the Fund will segregate cash or U.S. Treasury obligations with a value equal to or greater than the exercise price of the underlying securities.

STOCK INDEX OPTIONS. A Fund may purchase or sell put or call options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Upon the exercise of the option, the holder of a call option has the right to receive, and the writer of a put option has the obligation to deliver, a cash payment equal to the difference between the closing price of the index and the exercise price of the option. The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices will be subject to the Adviser correctly predicting movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

OVER-THE-COUNTER OPTIONS. Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. A Fund may generally purchase and write over-the-counter options on portfolio securities or securities indices in negotiated transactions with the buyers or writers of the options when options on the Fund’s portfolio securities or securities indices are not traded on an exchange. The Fund purchases and writes options only with investment dealers and other financial institutions deemed creditworthy by the Adviser.

HYBRID INSTRUMENTS. The Real Return Fund may invest in hybrid instruments. A hybrid instrument combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied to the price of some commodity, currency or securities index or another interest rate or some other economic factor (a “benchmark”). The interest rate or the principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark.

A hybrid instrument can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denomination bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrid instruments also exposes the Fund to the credit risk of the issuer of the hybrid instrument. These risks may cause significant fluctuations in the net asset value of the Fund. The Real Return Fund will not invest more that 5% of its total assets in hybrid instruments.

TRAKRS. Total Return Asset Contracts, also referred to as TRAKRS, are nontraditional futures contracts designed to enable investors to track a broad-based index of stocks, bonds, commodities, currencies or other asset classes. Unlike traditional investments, TRAKRS do not require a Fund to purchase and sell stocks, bonds or other assets which causes the Fund to incur costs and subject investors to potential adverse tax consequences. TRAKRS are futures contracts that are designed to track the performance of a particular index fund and do not make taxable distributions to investors. TRAKRS differ from future contracts in that an investor would pay 100% of the TRAKRS market value at the time of purchase and would not be subject to margin calls throughout the life of the specific investment.

RISKS. When a Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities or foreign currency subject to the futures contracts may not correlate perfectly with the prices of the securities or currency in the Fund’s portfolio. This may cause the futures contract and any related options to react differently to market changes than the portfolio securities or foreign currency. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements or foreign currency exchange rate fluctuations. In these events, the Fund may lose money on the futures contract or option.

When a Fund purchases futures contracts, it will maintain, at a minimum, an amount of cash and/or cash equivalents, equal to the underlying commodity value of the futures contracts to “collateralize” the position and insure that the futures contracts are covered. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

HIGH YIELD SECURITIES. The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities (commonly known as “junk bonds”) may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing each Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities. The Real Return Fund may purchase or hold not more than 5% of its net assets in securities rated below investment grade (but not lower than the sixth highest rating).

The market for unrated securities may not be as liquid as the market for rated securities, which may result in depressed prices for the Funds in the disposal of such nonrated securities. There is no established secondary market for many of these securities. The Adviser cannot anticipate whether these securities could be sold other than to institutional investors. There is frequently no secondary market for the resale of those debt obligations that are in default. The limited market for these securities may affect the amount actually realized by each Fund upon such sale. Such sale may result in a loss to each Fund. There are certain risks involved in applying credit ratings as a method of evaluating high yield securities. For example, while credit rating agencies evaluate the safety of principal and interest payments, they do not evaluate the market risk of the securities and the securities may decrease in value as a result of credit developments.

Lower rated and nonrated securities tend to offer higher yields than higher rated securities with the same maturities because the creditworthiness of the obligors of lower rated securities may not have been as strong as that of other issuers. Since there is a general perception that there are greater risks associated with the lower-rated securities in each Fund, the yields and prices of such securities tend to fluctuate more with changes in the perceived quality of the credit of their obligors. In addition, the market value of high yield securities may fluctuate more than the market value of higher rated securities since high yield securities tend to reflect short-term market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental credit quality of such securities. High yield securities are also more sensitive to adverse economic changes and events affecting specific issuers than are higher rated securities. Periods of economic uncertainty can be expected to result in increased market price volatility of the high yield securities. High yield securities may also be directly and adversely affected by variables such as interest rates, unemployment rates, inflation rates and real growth in the economy and may be more susceptible to variables such as adverse publicity and negative investor perception than are more highly rated securities, particularly in a limited secondary market. Lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The obligors of lower rated securities possess less creditworthy characteristics than the obligors of higher rated securities, as is evidenced by those securities that have experienced a downgrading in rating or that are in default. The evaluation of the price of such securities is highly speculative and volatile. As such, these evaluations are very sensitive to the latest available public information relating to developments concerning such securities.

ILLIQUID AND RESTRICTED SECURITIES. The Funds may purchase securities which are subject to legal or contractual delays, restrictions, and costs on resale. Because of time limitations, the Funds might not be able to dispose of these securities at reasonable prices or at times advantageous to the Fund. The Funds intend to limit the purchase of restricted securities which have not been determined by the Adviser to be liquid, together with other securities considered to be illiquid, including repurchase agreements providing for settlement in more than seven days after notice, to not more than 15% of its net assets.

INFLATION-PROTECTED SECURITIES. The Real Return Fund may buy these U.S. Treasury securities, called “TIPS,” that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

INVERSE FLOATERS. Certain securities issued by agencies of the U.S. government (agency securities) that include a class bearing a floating rate of interest also may include a class whose yield floats inversely against a specified index rate. These “inverse floaters” are more volatile than conventional fixed income or floating rate classes of an agency security and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index on which interest rate adjustments are based. As a result, the yield on an inverse floater class of an agency security will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.

MONEY MARKET INSTRUMENTS. The Funds may invest in money market instruments including obligations of the U.S. government and its agencies and instrumentalities, other short-term debt securities, commercial paper, bank obligations and money market mutual funds.

MORTGAGE-BACKED SECURITIES. The Real Return Fund may invest in mortgage-backed securities. Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). The following example illustrates how mortgage cash flows are prioritized in the case of CMOs: (1) Several classes of securities are issued against a pool of mortgage collateral (A common structure may contain four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date, and the final class (Z bond) typically receives any excess income from the underlying investments after payments are made to the other classes and receives no principal or interest payments until the shorter maturity classes have been retired, but then receives all remaining principal and interest payments) (2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities; (3) The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bond). When those securities are completely retired, all principal payments are then directed to the next shortest-maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal pay downs. The interest portion of these payments is distributed by the Funds as income, and the capital portion is reinvested.

MUNICIPAL SECURITIES. Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transpiration projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

MUNICIPAL LEASES. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered illiquid. They may take the form of a lease, an installment purchase contract, or a conditional sales contract.

Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participant can only enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants will be able to obtain an acceptable substitute source of payment.

VARIABLE RATE MUNICIPAL SECURITIES. A Fund may purchase municipal securities that have variable interest rates. Variable interest rates are ordinarily stated as a percentage of a published interest rate, interest rate index, or some similar standard, such as the 91-day U.S. Treasury bill rate.

Many variable rate municipal securities are subject to payment of principal on demand by the Fund usually in not more than seven days. All variable rate municipal securities will meet the quality standards for the Fund.

PREFERRED STOCKS. Preferred stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Fund may treat such redeemable preferred stock as a fixed income security.

REITs. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

REPURCHASE AGREEMENTS. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. A Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the vendor. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of such repurchase agreement will always be less than one year. A Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller’s obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. A Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with other illiquid securities, more than 15% of the Fund’s net assets would be so invested. Under normal market conditions, the Funds do not intend to purchase repurchase agreements in excess of 5% of that Fund’s net assets.

SHARES OF OTHER INVESTMENT COMPANIES. The Funds may invest their assets in securities of other investment companies as an efficient means of carrying out their investment policies. Investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Funds in shares of other investment companies may be subject to such duplicate expenses.

SMALL CAPITALIZATION STOCKS. Generally, small market capitalization companies (“Small-Cap Companies”) are those with market capitalizations of less than $2 billion at the time of purchase; however, there are some markets where Small-Cap Companies may have higher market capitalizations. Many Small-Cap Companies will have had their securities publicly traded, if at all, for only a short period of time and will not have had the opportunity to establish a reliable trading pattern through economic cycles. Investing in small capitalization stocks may involve greater risk than investing in large capitalization stocks and more established companies, since they can be subject to greater volatility. The price volatility of Small-Cap Companies is relatively higher than larger, more mature companies. The greater price volatility of Small-Cap Companies may result from the fact that there may be less market liquidity, less information publicly available or few investors who monitor the activities of these companies. Further, in addition to exhibiting greater volatility, the stocks of Small-Cap Companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of Small-Cap Companies may decline in price as the price of large company stocks rise or vice versa. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions. Some Small-Cap Companies will not have been in existence long enough to experience economic cycles or to know whether they are sufficiently well managed to survive downturns or inflationary periods. Further, a variety of factors may affect the success of a company’s business beyond the ability of its management to prepare or compensate for them, including domestic and international political developments, government trade and fiscal policies, patterns of trade and war or other military conflict which may affect particular industries, markets or the economy generally.

MID CAPITALIZATION STOCKS. Generally, mid capitalization companies (“Mid-Cap Companies”) are those with market capitalizations between $2 billion and $8 billion. The risks associated with investments in Mid-Cap Companies are similar to those associated with Small-Cap Companies as discussed above.

SHORT SALES. The Funds may make short sales. A short sale occurs when a borrowed security is sold in anticipation of a decline in its price. If the decline occurs, shares equal in number to those sold short can be purchased at the lower price. If the price increases, the higher price must be paid. The purchased shares are then returned to the original lender. Risk arises because no loss limit can be placed on the transaction. When the Fund enters into a short sale, assets equal to the market price of the securities sold short or any lesser price at which the Fund can obtain such securities, are segregated on the Fund’s records and maintained until the Fund meets its obligations under the short sale.

The Fund will not sell securities short unless it (1) owns, or has a right to acquire, an equal amount of such securities, or (2) has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. The segregated amount will not exceed 25% of the Fund’s net assets. While in a short position, the Fund will retain the securities, rights, or segregated assets. Short selling may accelerate the recognition of gains.

U.S. GOVERNMENT SECURITIES. The Funds may invest in U.S. government securities which include:

•	direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

•	notes, bonds and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

•	notes, bonds and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

•	notes, bonds and discount notes of other U.S. government instrumentalities supported by the credit of the instrumentalities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These instrumentalities are supported by:

•	the issuer’s right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

•	the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

•	the credit of the agency or instrumentality.

TEMPORARY INVESTMENTS. Each Fund may maintain up to 100% of its assets in Money Market Instruments for temporary, defensive purposes. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility. The Money Market Instruments for the Funds include obligations of the U.S. government and its agencies and instrumentalities, other short-term debt securities which are rated in the two top categories by Moody’s or S&P or, if unrated, are of comparable quality as determined by the Adviser, commercial paper, bank obligations and money market mutual funds. The Money Market Instruments also include domestic and foreign government obligations, bank obligations, commercial paper and short-term securities which are rated in the top two categories by Moody’s or S&P or, if unrated, are of comparable quality as determined by the Adviser.

VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest rate index or a published interest rate. Many variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.

WARRANTS. Warrants give a Fund the option to buy the issuer’s stock or other equity securities at a specified price. The Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders. The Funds do not intend to purchase warrants and rights in excess of 5% of each Fund’s total assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of a Fund are segregated on a Fund’s records at the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

ZERO COUPON BONDS. The Funds may invest in zero coupon bonds. These are bonds which are sold at a discount to their stated value and do not pay any periodic interest.

INVESTMENT RESTRICTIONS

FUNDAMENTAL LIMITATIONS

The following investment limitations are fundamental and cannot be changed unless approved by a majority of the outstanding shares of the Corporation. The term “majority of outstanding shares” means the vote of the lesser of (i) 67% or more of the shares of the Corporation present at a meeting, if the holders of more than 50% of the outstanding shares of the Corporation are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Corporation. The Funds may not:

1. Purchase securities on margin or borrow money, except (a) from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in the aggregate do not exceed an amount equal to one-third of the value of the total assets of a Fund less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times, and except that a deposit or payment by such Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

2. Lend portfolio securities of value exceeding in the aggregate one-third of the market value of a Fund’s total assets less liabilities other than obligations created by these transactions.

3. Mortgage, pledge or hypothecate any assets except that a Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph 1 above. Initial or variation margin for futures contracts will not be deemed to be pledges of a Fund’s assets.

4. Act as an underwriter of securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security.

5. Issue senior securities, except insofar as the Funds may be deemed to have issued a senior security in connection with any permitted borrowing.

6. Invest 25% or more of the value of its total assets in any particular industry.

7. Participate on a joint, or a joint and several, basis in any securities trading account.

8. With respect to 75% of the Global Small Cap Fund’s total assets, invest more than 5% of the value of the Global Small Cap Fund’s total assets in any one issuer; and the Global Small Cap Fund may not own 10% or more of the outstanding voting securities of any one issuer. With respect to the Real Return Fund, invest more than 25% of the value of the Real Return Fund’s total assets in any one issuer, and with respect to 50% of the Real Return Fund’s total assets, invest more than 5% of the value of the Real Return Fund’s total assets in any one issuer.

NON-FUNDAMENTAL LIMITATIONS

The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. The Funds may not:

1. Invest more than 15% of the market value of each Fund’s net assets in illiquid investments including repurchase agreements maturing in more than seven days.

2. Invest in securities of other investment companies, except that (i) not more than 5% of the value of a Fund’s total assets may be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets may be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company may be owned by the Fund, except as such securities may be acquired as part of a merger, consolidation or acquisition of assets and further, except as may be permitted by Section 12(d) of the 1940 Act or except as may be permitted by the SEC. Each Fund will limit its investments in securities of other investment companies consistent with the Fund’s investment policies.

3. Purchase securities while borrowings exceed 5% of its total assets.

4. Invest in companies for the purpose of exercising control.

If a percentage restriction (except paragraph 3 of the fundamental restrictions) is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of a Fund’s investment securities will not be considered a violation of a Fund’s restrictions.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

DIRECTORS AND OFFICERS

The Board of Directors is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. In addition, the Directors review contractual arrangements with companies that provide services to the Corporation and review the Funds’ performance. Information about each Board member is provided below and includes the following: name, address, age, present position(s) held with the Corporation, term of office and length of time served, principal occupations for the past five years and total compensation received as a Director of the Corporation for its most recent fiscal year. The Corporation is comprised of five funds and is one of two investment companies in the fund complex (the other investment company is Bessemer Funds Trust) (“Fund Complex”).

Directors and Officers of Old Westbury Funds, Inc.

Interested Directors and Officers. The table below sets forth certain information about each of the Funds’ Interested Directors, as well as its Executive Officers.

Name, Address, and Age	Position(s) Held with Fund	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
John R. Whitmore[2] 630 Fifth Avenue New York, NY 10111 Age: 71	Director	Indefinite; 5 Years	Financial Advisor (2003 to date); Consultant to Bessemer Trust Company, N.A. (1999-2002); President, CEO and Director of The Bessemer Group, Incorporated and its subsidiaries (1975-1998).	8	7[3]

Walter B. Grimm 3435 Stelzer Road Columbus, OH 43219 Age: 59	President	Indefinite; 4 Years	Senior Vice President and Client Services Executive, BISYS Fund Services (Since 1995).	N/A	N/A

[1]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[2]	Directors who are or may be deemed “interested persons” (as defined in the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer (as defined below) are referred to as Interested Directors. Mr. Whitmore is deemed an Interested Director by virtue of his former position with Bessemer.
[3]	Mr. Whitmore serves as Chairman of the Board of Directors of ASB Capital Management, Inc., Chevy Chase Trust Company, Meadowbrook Equity Fund II, LLC, and Meadowbrook Equity Fund III, LLC. Mr. Whitmore also serves as Director of B.F. Saul Company, Chevy Chase Bank, and Saul Centers, Inc.

Name, Address, and Age	Position(s) Held with Fund	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
Peter C. Artemiou 630 Fifth Avenue New York, NY 10111 Age: 41	Vice President	Indefinite; 2 Years	Senior Vice President and Controller Alternative Assets, The Bessemer Group, Incorporated and Bessemer Trust Company, N.A. (Since 2000); Assistant Vice President The Bessemer Group, Incorporated and all bank subsidiaries (1996-2000).	N/A	N/A

Deborah J Ferris 630 Fifth Avenue New York, NY 10111 Age: 59	Vice President and Assistant Secretary	Indefinite; 1 year	Senior Vice President & Compliance Officer, Bessemer Trust Company N.A. (Since May 2003); Vice President Morgan Stanley (2002-2003); Vice President and Compliance Officer, Van Kampen Investment, Inc. (2000-2002. Attorney in private practice (1999-2000).	N/A	N/A

Don J. Andrews 630 Fifth Avenue New York, NY 10111 Age: 46	Vice President and Chief Compliance Officer	Indefinite; 1 year	Managing Director and Chief Compliance Officer, Bessemer Trust Company N.A. (Since October 2002); Chief Compliance Officer, Van Kampen Investments, Inc. (1999-2002); Deputy General Counsel, EVEREN Securities, Inc. (1993-1999)	N/A	N/A

Jennifer J. Hankins 3435 Stelzer Road Columbus, OH 43219 Age: 37	Vice President	Indefinite; 4 Years	Director of Client Services, BISYS Fund Services (Since 1990).	N/A	N/A

Curtis Barnes 100 Summer Street Suite 1500 Boston, MA 02110 Age: 51	Secretary	Indefinite; 4 Years	Vice President-Legal Services, BISYS Fund Services (Since 1995).	N/A	N/A

Bryan Haft 3435 Stelzer Road Columbus, OH 43219 Age: 40	Treasurer	Indefinite; 6 Months	Vice President, Financial Services, BISYS Fund Services (Since June 2001)	N/A	N/A

Alaina V. Metz 3435 Stelzer Road Columbus, OH 43219 Age: 37	Assistant Secretary	Indefinite; 4 Years	Chief Administrative Officer, Blue Sky Compliance, BISYS Fund Services (Since 1994).	N/A	N/A

Independent Directors. The following table sets forth certain information about the Funds’ Directors who are not “interested persons” of the Corporation as that term is defined by the 1940 Act (the “Independent Directors”.)

Name, Address, and Age	Position(s) Held with Fund	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director
Eugene P. Beard 372 Danbury Road, 2nd Floor Wilton, CT 06897 Age: 68	Director	Indefinite; 6 Years	Vice Chairman-Finance & Operations, The Interpublic Group of Companies, Inc.	8	6[2]

Robert M. Kaufman, Esq. 1585 Broadway New York, NY 10036 Age: 74	Chairman of the Board; Director	Indefinite; 11 Years	Partner, Proskauer Rose LLP, Attorneys at Law.	8	2[3]

Patricia L. Francy 35 Claremont Avenue, Apt. 5 South New York, NY 10027 Age: 58	Director	Indefinite; 6 Months	Treasurer & Controller, Columbia University.	8	2[4]

[1]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[2]	Mr. Beard serves as Director of BBH Fund, Inc., BBH Trust, BBH US Money Market Portfolio, BBH Common Settlement Fund, BBH Common Settlement Fund II and Mattel, Inc.
[3]	Mr. Kaufman serves as Director of Roytex, Inc. and The Loribro Corporation.
[4]	Ms. Francy serves as director of priceline.com, and Siebert Financial Corp.

The Corporation has an Audit Committee, consisting of Independent Directors, currently Messrs. Beard and Kaufman and Ms. Francy. As set forth in its charter, the primary duties of the Corporation’s Audit Committee are: (1) to recommend to the Board auditors to be retained for the next fiscal year; (2) to meet with the Corporation’s independent auditors as necessary;(3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by BIM or the auditors;(4) to review the fees charged by the auditors for audit and non-audit services; (5) to investigate improprieties or suspected improprieties in Fund operations; (6) to review the findings of SEC examinations and consult with BIM on appropriate responses; and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met three times during the fiscal year ended October 31, 2004.

The Corporation also has a Nominating and Governance Committee that is composed of the Independent Directors. The Nominating and Governance Committee’s primary responsibilities are to nominate Director candidates when there is a vacancy on the Board and to oversee the structure, compensation and operation of the Board. The Nominating and Governance Committee does consider nominees from shareholders. The Nominating Committee met twice during the fiscal year ended October 31, 2004.

As of January 19, 2005, the Directors and officers of the Corporation, as a group, own less than 1% of the outstanding shares of the Funds. The table below shows the dollar range of equity securities owned beneficially by each Director in the Funds and in any registered investment company overseen by the Directors within the same family of investment companies for the calendar year ended December 31, 2004. Independent Directors are indicated by an asterisk.

Directors	Global Small Cap Fund	Real Return Fund	Aggregate Dollar Range of Securities in the Fund Complex
John R. Whitmore	0	0	Over $	100,000
Eugene P. Beard*	0	0	Over $	100,000
Robert M. Kaufman*	0	0	Over $	100,000
Patricia L. Francy*	0	0		0

*	None of the Independent Directors or their immediate family members own securities of the investment adviser, sub-adviser or the distributor of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with the investment adviser, sub-adviser or the distributor of the Funds.

Directors of the Corporation receive from the Corporation an annual retainer of $30,000 (plus $7,500 for serving as the Board’s Chairman and $3,500 for serving as the Audit Committee Chairman) and a fee of $5,000 for each regular Board meeting of the Corporation attended, $3,000 for each Audit Committee meeting attended and $3,000 for each Nominating and Governance Committee meeting attended. The Directors of the corporation are reimbursed for all out-of-pocket expenses relating to attendance at meetings of the Board of Directors and any Board committee. Officers who are officers or employees of BIM and BISYS (as defined below) do not receive compensation from the Corporation. The table below sets forth the compensation received by each Director from the Corporation for the fiscal year ended October 31, 2004.

COMPENSATION NAME OF DIRECTOR	AGGREGATE COMPENSATION FROM (5) FUNDS	PENSION OR RETIREMENT BENEFITS ACCRUED AS A PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL FROM FUND AND FUND COMPLEX (8 FUNDS) PAID TO DIRECTORS
		Independent Directors
Eugene P. Beard	$63,375.00	-0-	-0-	$63,375.00
Robert M. Kaufman	$67,625.00	-0-	-0-	$67,625.00
Patricia L. Francy	$50,500.00	-0-	-0-	$50,500.00
		Interested Directors
John R. Whitmore	$49,750.00	-0-	-0-	$49,750.00

Code of Ethics. The Corporation, the Adviser, the sub-adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes of Ethics for these entities (the “Codes”) restrict the personal investing activities of certain Access Persons (as defined in Rule 17j-1) and others, as defined in the Codes. The primary purpose of the Codes is to ensure that these investing activities do not disadvantage the Funds. Such Access Persons are generally required to pre-clear security transactions (which may include securities purchased by the Funds ) with the entities’ Compliance Officer or his designee and to report all transactions on a regular basis. The Compliance Officer or designee has the responsibility for interpreting the provisions of the Codes, for adopting and implementing Procedures for the enforcement of the provisions of the Codes, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the Compliance Officer or designee shall take appropriate action. The Corporation, the Adviser, the sub-adviser and the Distributor have developed procedures for administration of the Codes.

INVESTMENT ADVISER AND SUB-ADVISERS

The Adviser conducts investment research and makes investment decisions for the Funds. The Funds’ investment adviser is Bessemer Investment Management LLC (“BIM”), a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), which is a national banking association. The Adviser is a registered investment adviser, formed by Bessemer on May 2, 2001, to conduct all of its advisory and research activities. Pursuant to the Advisory Agreement between the Corporation and BIM, BIM is responsible for all duties and obligations under each Fund’s Advisory Contract (the “Advisory Agreements”).

Effective March 16, 2005, the Adviser retained Dimensional Fund Advisors Inc. (“Dimensional”), as sub-adviser to the Global Small Cap Fund pursuant to a sub-advisory agreement between BIM and Dimensional, agreed to and accepted by the Corporation (together with the Advisory Agreements, the “Advisory Contracts”). Pursuant to the sub-advisory agreement, Dimensional will, subject to BIM’s determination that proposed investments satisfy the investment objectives and policies of the Global Small Cap Fund, make purchases and sales of portfolio securities for that portion of the Fund’s assets allocated to their management. Under the Agreement, BIM will pay Dimensional a fee as follows: 0.60% on the first $100 million of average net assets; 0.44% on the next $300 million of the average net assets; 0.33% on the next $100 million of average net assets; and 0.44% for the average net assets in excess of $500 million. The fees of Dimensional are paid for by the Adviser from the fees it receives from the Funds.

For its services under the Advisory Contracts, the Adviser receives an Advisory Fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:

Average Net Assets
Global Small Cap Fund	0.85%
Real Return Fund	0.85%

The Adviser may choose voluntarily to reimburse a portion of its fee at any time.

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS BY THE BOARD OF DIRECTORS

At a meeting held March 8, 2005, the Board of Directors, including the Independent Directors, approved the Advisory Contracts. As part of its review of the Advisory Contracts, the Directors received and discussed certain information, including the advisory services to be performed, qualifications of staffing, the cost of services to be provided, and a comparison to services provided pursuant to other advisory contracts for other funds of the Corporation. The Board then met with management of BIM, management of Dimensional and counsel to the Independent Directors to discuss this information and BIM’s intentions with regard to the management of the Funds. The following summarizes the materials and factors that the Board considered, and the conclusions the Board reached, in approving the Advisory Contracts:

The Investment Adviser and Sub-Adviser:

The Board considered the scope and quality of services to be provided by BIM, particularly the portfolio managers and other personnel responsible for providing services to the Funds. In addition, the Board focused on BIM’s long-standing relationship with the Corporation. The Board also discussed BIM’s effectiveness in ensuring that the other portfolios of the Corporation have been in compliance with their investment policies and restrictions and the requirements of the 1940 Act and related securities regulations and discussed the benefits of engaging BIM to provide these services to the Funds.

The Board considered the scope and quality of services to be provided by Dimensional, particularly the portfolio managers and other personnel responsible for providing services to the Fund. The Board also focused on the limited number of advisers with experience in this sector and Dimensional’s experience and reputation in the small capitalization sector. The Board discussed with BIM its supervisory responsibilities with respect to Dimensional on the Global Small Cap Fund and the fact that BIM would be directly responsible for the investment of a portion of the Global Small Cap Fund’s portfolio. In addition, the Board focused on Dimensional’s investment process, noting in particular that Dimensional anticipated that a relatively large number of issues would be held in the Fund’s portfolio. The Directors discussed with Dimensional their staffing and resource capabilities to monitor these investments.

Expenses of the Funds:

Global Small Cap Fund

The Board’s analysis of the Fund’s estimated expenses included a discussion and review of data concerning the fees and expenses of the Fund compared to several other global small/mid capitalization funds (the “Peer Group”). In addition, the Board noted that the Fund’s advisory fee and expense ratio were below the average for the Peer Group. Based on this analysis, and other factors noted below, including the ability of BIM to market the Fund through distribution networks, including its customer service and administration system with banks and bank customers, the Board, including the Independent Directors, concluded that the fee payable under the Fund’s Advisory Contract is fair and reasonable with respect to the services that BIM and Dimensional provide.

Real Return Fund

The Board’s analysis of the Fund’s estimated expenses included a discussion and review of data concerning the fees and expenses of the Fund compared to several other funds (the “Peer Group”). The Directors noted, and BIM confirmed, that there appeared to be no other funds in the Lipper Universe that were similar to the Fund. As a result, the Peer Group consisted of funds that that were not directly comparable to the Fund. The Adviser discussed with the Directors the nature of the funds in the Peer Group and noted that each fund involved a far less degree of investment management complexity and sophistication than the Fund. The Board noted that the Fund’s advisory fee was above average for the Peer Group but noted the Fund’s expense ratio was less than the Peer Group average. Based on this analysis, and other factors noted below, including the ability of BIM to market the Fund through distribution networks, including its customer service and administration system with banks and bank customers, the Board, including the Independent Directors, concluded that the fee payable under the Fund’s Advisory Contract is fair and reasonable with respect to the services that BIM provides.

Other Factors:

In addition to the above factors, the Board discussed the compensation payable by the Fund to BIM for administrative services and affiliates of BIM for other services including shareholder servicing. The Board also discussed the ability of BIM and its affiliates to market the Funds through its system, including bank clients.

The portfolio managers for each Fund and representatives from BIM were available at the meeting and answered questions the Board had concerning the management of the Funds and the services that BIM provides to the Funds. They also provided the Board with an overview of the markets and investments in which each Fund will invest.

Conclusion:

The Board of Directors, including the Independent Directors, concluded that the fees payable under the Advisory Contracts were fair and reasonable with respect to the services that BIM and Dimensional provide and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.

In approving the Dimensional Sub-Advisory Agreement, the Board, including the Independent Directors, did not single out any one factor as being controlling or determinative. The Board gave particular consideration to the fact that several advisers were consulted regarding possible management of the Global Small Cap Fund, and Dimensional was selected because it appeared to have a broader expertise in this sector. The Board also concluded that the fees to be paid to Dimensional are reasonable in relation to the services to be rendered, and noted that no additional expenses would be borne by shareholders. The Board was also assisted by the advice of counsel to the Independent Directors in making this determination.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

BISYS Fund Services Ohio, Inc. (“BISYS Ohio”) 3435 Stelzer Road, Columbus, Ohio 43219 acts as administrator, fund accounting agent and transfer agent for the other funds in the complex funds pursuant to a Master Services Agreement dated September 1, 2004. On February 7, 2005, the Board approved the selection of BISYS Ohio as the administrator, fund accounting agent and transfer agent for the Funds and the Master Services Agreement. Pursuant to the Master Services Agreement, BISYS Ohio provides the Funds with general office facilities and supervises the overall administration of the Funds, including among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. BISYS Ohio may also provide persons (including directors, officers and other employees of BISYS Ohio or its affiliates) satisfactory to the Board of Directors to serve as officers of the Funds, maintains all Fund books and records required under Rule 31a-1 under the 1940 Act, performs daily accounting services and satisfies additional Fund reporting and record keeping requirements. BISYS Ohio is an affiliate of the Funds’ Distributor.

For the services provided by BISYS Ohio, the Funds pay an aggregate fee at an annual rate as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Funds
0.095%	of the first $1 billion
0.0725%	of the next $2 billion
0.04%	of the next $2 billion
0.0275%	of assets in excess of $5 billion

BISYS Ohio may choose voluntarily to reimburse a portion of its fee at any time.

CUSTODIAN

Citibank, N.A., located at 111 Wall Street, New York, New York 10005, is the Funds’ custodian. Pursuant to its agreement with the Funds, it is responsible for maintaining the books and records of each Fund’s securities and cash and maintaining each Fund’s portfolio transaction records. The Custodian receives a fee from each Fund calculated and paid monthly based on safekeeping and transaction fees that vary by country.

DISTRIBUTOR

BISYS Fund Services LP (BISYS”), 3435 Stelzer Road, Columbus, Ohio 43219, acts as principal underwriter and distributor of shares of the Funds. BISYS makes a continuous offering of the Funds’ shares. BISYS is an affiliate of BISYS Ohio.

In its capacity as Distributor, BISYS uses its best efforts to obtain subscriptions to shares of each Fund. BISYS receives no fees from the Funds’ assets under the Distribution Agreement with the Funds.

For its services, BISYS is entitled to a distribution fee, as set forth in the Distribution and Shareholder Service Plans. See “Distribution and Shareholder Service Plans” for more information.

FUND COUNSEL, INDEPENDENT COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Suite 5500, Washington, D.C. 20006, serves as legal counsel of the Funds.

Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022 serves as independent counsel to the Independent Directors.

Deloitte & Touche LLP (“Deloitte & Touche”), Two Prudential Plaza, 180 North Stetson Ave., Chicago, Illinois 60601-6779, are the independent registered public accounting firm for the Funds, providing audit services and tax return preparation.

PROXY VOTING POLICIES

The Funds have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to BIM. The Proxy Voting Policies of the Fund and BIM are attached as Appendix B.

Information regarding how the Funds voted proxies relating to portfolio securities during a 12-month period ended June 30 will be available annually, beginning no later than August 31, 2006, without charge, upon request, by calling 1-800-607-2200 and on the SEC’s website at http:www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

It is the policy of the Corporation (“Disclosure Policies”), with respect to each of the Funds, to disclose to the general public the portfolio holdings of each of the Funds in regular public filings made with the Securities and Exchange Commission. In addition, the Corporation may disclose additional information, such as the top ten holdings within each Fund, on a monthly basis with a lag time of not less than 7 days on the website www.Bessemer.com. The Funds may also disclose portfolio holdings information in response to a request from a regulatory or other governmental entity.

Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability (“non-standard disclosure”) to:

(1)	the Funds’ service providers (which currently include the Funds’ adviser, sub-adviser, custodian custodian, administrator, fund accountant, pricing service (FT Interactive Data Corporation) ) (“Service Providers”); and

(2)	certain non-service providers (such as ratings agencies, which currently include Morningstar, Inc. and Lipper Analytical Services, for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation) (“Non-Service Providers”).

The disclosure of portfolio holdings information for the Funds may only be made pursuant to the Disclosure Policies which are designed to ensure compliance by the Funds and their service providers with the applicable federal securities laws and their respective fiduciary duties. The Disclosure Policies are also designed to ensure the interests of the Adviser are not put above those of the shareholders. Any waivers or exceptions to the Disclosure Policies will be considered by the Fund’s Chief Compliance Officer, who will make a determination based on several factors, including the best interests of shareholders.

Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:

(1)	the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons any of whom are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(2)	the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Funds’ Disclosure Policies.

Neither the Funds nor the Funds’ investment adviser or any sub-adviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. These Disclosure Policies may not be waived or exceptions made, without the consent of the Funds’ Chief Compliance Officer. The Board of Directors will review this policy, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and recommend any changes that they deem appropriate. The Funds’ Board of Directors and Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds’ Disclosure Policies.

BROKERAGE TRANSACTIONS

The Adviser makes each Fund’s portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser or portfolio transactions may be effected by the Adviser. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to that Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent. Consistent with Rule 12b-1(h), the Adviser will not consider sales of shares of a Fund as a factor in the selection of brokers to execute portfolio transactions for the Funds.

The investment information provided to the Adviser is of the type described in Section 28(e) of the Exchange Act and is designed to augment the Adviser’s own internal research and investment strategy capabilities. These research services include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Research services furnished by brokers through which each Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients’ accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

A Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, that Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases, each Fund will attempt to negotiate best execution.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the Adviser, investments of the type the Funds may make may also be made by those other accounts. When the Funds and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to benefit the Funds.

PORTFOLIO TURNOVER

Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate for a Fund normally will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. High portfolio turnover may result in adverse tax consequences to a Fund’s shareholders.

DISTRIBUTION AND SERVICE PLAN

The Corporation has adopted a distribution and service plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act (the “Rule”) for the Funds. The Rule provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan provides that each Fund may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.15% per annum of that Fund’s average daily net assets. Pursuant to the Plan, the Corporation entered into a Distribution Agreement and a Shareholder Servicing Agreement with the Distributor with respect to the Funds and the Corporation also entered into a Shareholder Servicing Agreement with Bessemer with respect to the Funds.

For its services under its Shareholder Servicing Agreement, the Distributor is permitted to receive payments from each Fund up to 0.15% per annum of the average daily net assets of that Fund to permit it to make payments to broker-dealers that it has written agreements and whose clients are Fund shareholders (each a “Broker-Dealer”), for providing shareholder services. For its services under its Shareholder Servicing Agreement, Bessemer is permitted to receive a payment from each Fund equal to 0.15% per annum of that Fund’s average daily net assets attributable to the clients of Bessemer (and its affiliates) to compensate it for providing shareholder services to such clients. In addition, the Shareholder Servicing Agreement provides that Bessemer is permitted to receive payments from each Fund (together with the Distributor’s fee, the “Shareholder Servicing Fee”) to actually permit it to make payments made to banks, savings and loans and other financial institutions with whom Bessemer has written agreements and whose clients are Fund shareholders (each institution, a “Shareholder Servicing Agent”) for providing shareholder services up to 0.15% per annum of that Fund’s average daily net assets attributable to the clients of the other Shareholder Servicing Agents. Therefore, the total of the Shareholder Servicing Fees in the aggregate payable to the Distributor and Bessemer will not exceed 0.15% of the total net assets of any Fund.

The Plan, the Shareholder Servicing Agreements and the Distribution Agreement each provide that Bessemer and the Distributor may make payments from time to time from their own resources which may include past profits for certain enumerated purposes, provided that such payments made pursuant to the Plan will not increase the amount which a Fund is required to pay to the Distributor or Bessemer for any fiscal year under the Shareholder Servicing Agreements or otherwise.

Shareholder Servicing Agents and Broker-Dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the Shareholder Servicing Agents and Broker-Dealers. In addition, Shareholder Servicing Agents and Broker-Dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in a Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. Accordingly, the net yield to investors who invest through Shareholder Servicing Agents and Broker-Dealers may be less than by investing in a Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the Shareholder Servicing Agent and Broker-Dealer describing the procedures under which Fund shares may be purchased and redeemed through the Shareholder Servicing Agent and Broker-Dealer.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by the Corporation, the Distributor or Bessemer, and the Shareholder Servicing Agents, Broker-Dealers, or other organizations must be in a form satisfactory to the Corporation’s Board of Directors. In addition, the Plan requires each Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by each Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Corporation and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs that may be spent by a Fund for distribution pursuant to the Plan without shareholder approval, and that other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Corporation or a Fund’s shareholders.

From time to time, Bessemer and the Distributor may voluntarily assume certain expenses of a Fund. This would have the effect of lowering the overall expense ratio of that Fund and of increasing yield to investors in that Fund.

HOW DO THE FUNDS MEASURE PERFORMANCE?

Each Fund may advertise its share performance by using the SEC’s standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded would increase the total return and yield. The performance of shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

The performance of the Funds may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of a Fund’s relative performance for any future period.

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for a Fund’s shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the annual reinvestment of all distributions.

When shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD AND TAX EQUIVALENT YIELD

The yield of a Fund’s shares is calculated by dividing: (i) the net investment income per share earned by the shares over a thirty-day period by (ii) the maximum offering price per share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield and tax-equivalent yield do not necessarily reflect income actually earned by shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund’s shares, the Fund’s share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

•	references to ratings, rankings, and financial publications and/or performance comparisons of shares to certain indices;

•	charts, graphs and illustrations using the Fund’s returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

•	discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager’s views on how such developments could impact the Funds; and

•	information about the mutual fund industry from sources such as the Investment Company Institute.

Each Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

Each Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price.

ACCOUNT INFORMATION AND PRICING OF SHARES

Information relating to the Purchase and Redemption of the Funds’ shares is located in the Shareholder Information section of the Prospectus.

NET ASSET VALUE

For purposes of determining each Fund’s net asset value per share, readily marketable portfolio securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. Securities may be valued by independent pricing services, approved by the Corporation’s Board of Directors, which use prices provided by market makers or estimates of market value obtained yield data relating to instruments or securities with similar characteristics. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Fund securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities. If significant events occur that materially affect the value of the security between the time trading ends on a particular security and the close of the regular trading session of the NYSE, the

Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing is that a Fund’s net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by market prices. Examples of significant events may include, but will not necessarily include, an announcement by the issuer, a creditor, or a government body, political or economic events, natural disasters, or significant fluctuations in key markets that occurring after the close of the security’s principal market. Since some Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the value of those Funds’ assets may change on days when you will not be able to purchase or redeem fund shares.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the current bid and asked prices from such sources as the Board of Directors deems appropriate to reflect their fair value.

United States government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors designed to reflect in good faith the fair value of such securities.

As indicated in the prospectus, the net asset value per share of each Fund’s shares will be determined as of the close of the regular trading session of the New York Stock Exchange (the “NYSE”) on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. However, the NYSE may close on days not included in that announcement.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing the net asset value, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The Board of Directors has determined that certain trigger points in various market indices or other market indicators after the close of the relevant foreign exchange may cause the closing prices to be inaccurate and would require the Funds to fair value the foreign securities. The Funds will use data from a fair value pricing vendor to determine the fair value of the foreign securities when the preset triggers are hit. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Board of Directors, although the actual calculation may be done by others.

CAPITAL STOCK AND VOTING RIGHTS

The authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one tenth of one cent ($0.001) per share. The Corporation’s Board of Directors is authorized to divide the unissued shares into separate series of stock. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series has equal distribution, liquidation and voting rights within the series in which it was issued. Each share of a Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

HOW ARE THE FUNDS TAXED?

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Taxes.” The Prospectus generally describes the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules such as insurance companies; tax-exempt organizations; shareholders holding Fund shares through tax-advantaged accounts, such as a 401 (k) Plan Accounts or Individual Retirement Accounts (“IRAs”); financial institutions, broker-dealers, entities that are not organized under the laws of the United States or political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are not subject to the federal AMT.

The Corporation has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company

The Corporation intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Corporation as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including but not limited to gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains are directly related to Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items(including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and net short-term capital gain, as well as 90% of its net tax-exempt income earned in each taxable year. As long as a Fund distributes all of its investment company taxable income and net capital gain to its shareholders, it generally will not be subject to federal income taxation on such income and gain. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Capital Loss Carry-Forwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

Equalization Accounting

Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” as determined for federal income tax purposes (which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments), to redemption proceeds for such purposes. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Excise Tax

A 4.0% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Taxation of Fund Investments

In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to mark-to-market any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

“Passive foreign investment corporations” (“PFICs”) are generally defined as certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for such taxes and interest charges with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. Except for exempt-interest distributions paid out by the Fund, defined below, all distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as capital gains distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year); regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to a Fund’s interest a Fund earned on direct obligations of the U.S. Government if the Fund meets that state’s minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells, pursuant to a cash or in-kind redemption or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for greater than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gains distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gains distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. These loss disallowance rules do not apply to losses realized under a periodic redemption plan.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

Even if a Fund qualifies for and makes the election, foreign income and similar taxes will only pass-through to the Fund’s shareholders if certain holding period requirements are met. Specifically, (i) the shareholder must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholder became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

Federal Income Tax Rates

As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003, generally is 20%; and (iii) net capital gain realized on or after May 6, 2003, generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Current federal tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 121-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding

The Corporation may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Corporation that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax as a tax payment on his or her federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 91 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 91 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Foreign Shareholders

Under recently enacted tax legislation, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain obligations paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”) generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Each Fund will designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, “short-term capital gain dividends” (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally applies. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. “Short-term capital gain dividends” are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will be deemed property situated in the United States and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships. If a Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, foreign shareholders of the Fund generally will be subject to increased federal income taxation without a corresponding benefit for the pass-through.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

STANDARD AND POOR’S LONG-TERM DEBT RATING DEFINITIONS

AAA—Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degrees.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB—Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B—Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC—The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C—The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY’S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA—Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA—Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA—Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A—Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB—Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B—Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC—Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC—Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C—Bonds are imminent default in payment of interest or principal.

MOODY’S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

PRIME-1—Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earning coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2—Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR’S COMMERCIAL PAPER RATINGS

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

F-1—(Highest Credit Quality) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

F-2—(Very Good Credit Quality) Issues assigned this rating reflect an assurance of timely payment, but margin of safety is not as great as in the case of the higher ratings.

APPENDIX B

Old Westbury Funds, Inc.

Proxy Voting Policy

It is the policy of the Board of Directors of Old Westbury Funds, Inc. (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities to each investment adviser as a part of the adviser’s general management of the portfolio, subject to the Board’s continuing oversight.1 The following are the guidelines adopted by the Board for the administration of this policy:

Fiduciary Duty

Each adviser to whom authority to vote on behalf of the Old Westbury Funds, Inc. (the “Funds”) is delegated acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

Review of Policies & Procedures

Each adviser must present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. The Board shall review the policies, procedures and other guidelines presented by each adviser to determine that they meet the requirements of this policy.

Voting Record Reporting

Each adviser must include in its Board presentation materials once each year a record of each proxy voted with respect to portfolio securities of the Funds during the year. The report must include a separate report of proxies with respect to which the adviser or its affiliates have such a relationship that proxies presented with respect to those companies give rise to a conflict of interest between the adviser and the Funds indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Sub-advisers

The adviser may, but is not required to further delegate the responsibility for voting proxies relating to portfolio securities to a sub-adviser retained to provide investment advisory services to portfolios of the Funds. If such responsibility is delegated to a sub-adviser, the sub-adviser shall assume the reporting responsibilities of the adviser under these policy guidelines.

Record Retention

Each adviser will maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

Revocation

The delegation of authority by the Board to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

[1]	The advisers of the Funds and BISYS Fund Services LP, the Funds’ principal underwriter, are not affiliates. The delegation of authority to the advisers to vote proxies relating to portfolio securities eliminates the potential for conflicts of interest between BISYS Fund Services LP and the Funds’ shareholders from the proxy voting process.

BESSEMER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy Guidelines

Restated as of January 4, 2005

Bessemer generally will vote proxies in accordance with the following guidelines, provided that Bessemer reserves the right to vote in a different manner in any instance if Bessemer believes it to be in the best interest of shareholders. Bessemer has contracted with Institutional Shareholder Services (“ISS”), a professional proxy voting and corporate governance service, to provide research on proxy issues and to vote proxies on Bessemer’s behalf.

1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote FOR director nominees unless there are specific concerns adverse to shareholder interest.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals requiring that the positions of chairman and CEO be held separately.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold under ISS’ definition of independence.

Vote FOR shareholder proposals asking that a majority or more of directors on the board, audit, compensation, and/or nominating committees be independent, unless the committee composition already meets this standard.

2. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements if they are above 60%.

Cumulative Voting

Vote FOR proposals to eliminate cumulative voting. Vote AGAINST proposals to restore or permit cumulative voting.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

3. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

If the vote is in favor of the dissidents, vote FOR reimbursing proxy solicitation expenses. If the vote is against the dissidents, vote AGAINST reimbursing proxy solicitation expenses.

5. Capital Structure

Common Stock Authorization

Vote FOR proposals to increase the number of shares of common stock authorized for issuance unless ISS’s research and analysis indicate that the resulting authorized but unissued shares are excessive. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals to create a new class of nonvoting or subvoting common stock :

6. Executive and Director Compensation

Votes with respect to compensation plans will be cast as recommended by ISS based on their research and analysis. ISS will value every award type granted by U.S. companies, using the expanded compensation data disclosed under the SEC’s rules. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. ISS will evaluate plans proposed by non-U.S. companies using the data available to analyze dilution issues and other plan terms, including plan administration.

Management Proposals Seeking Approval to Reprice Options

Votes AGAINST management proposals seeking approval to reprice options.

Employee Stock Purchase and/or Stock Option Plans

Votes on employee stock purchase or stock option plans will be determined as follows:

Vote AGAINST employee stock purchase or stock option plans where any of the following apply:

•	Purchase price is less than 80% percent of fair market value

•	Offering period is 61 months or more, or

•	Potential voting power dilution (VPD) is ten percent or more.

Vote AGAINST any stock option plan in which the cost of the plan as determined by ISS is ten percent or more. All other employee stock purchase and stock option plans to be voted as recommended by ISS.

Shareholder Proposals on Compensation

Vote AGAINST shareholder proposals regarding executive and director pay, unless appropriate based on ISS’s research and analysis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. Vote AGAINST shareholder proposals requiring all stock option awards to be performance-based or requiring all stock options to be expensed, vote AGAINST shareholder proposals requiring companies to award stock options to lower ranking employees instead of granting such awards to executives only, and vote AGAINST shareholder proposals forbidding companies from awarding stock options to executives.

Vote in accordance with ISS’s recommendation on shareholder proposals requiring companies to draft reports detailing their executive retirement benefits or requiring shareholder approval of extraordinary pension benefits for senior executives under a company’s supplemental executive retirement plan. Vote AGAINST all other shareholder proposals regarding officer or director compensation.

Shareholder Proposals on Holding Periods

Vote AGAINST shareholder proposals requiring companies to require executives to hold all of the company stock purchased by the exercise of stock options for the entire time an executive is employed by the company. Vote on any shareholder proposals requiring a shorter holding period in accordance with ISS’s recommendation.

7. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Vote FOR shareholder proposals to redeem a company’s poison pill and vote AGAINST management proposals to ratify a poison pill.

8. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process, except vote AGAINST shareholder proposals for the sale of corporate assets or for corporate liquidations if management and ISS both recommend against such proposals.

9. Reincorporation Proposals

Proposals to change a company’s jurisdiction of incorporation will be evaluated by giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when recommended by company management.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity, and will be evaluated as to whether the proposal will enhance the economic value of the company. In general, vote AGAINST shareholder proposals unless recommended by company management.

11. Issues in Countries with Share Blocking

Share blocking (the practice in some countries of prohibiting a shareholder from selling its shares for a specified period once it has cast its vote on an upcoming proxy) imposes a significant burden on shareholders in terms of reduced liquidity. Even in countries that permit unblocking, a lengthy delay is involved before a shareholder can execute a desired sale of securities. As a result of the potential inability of to sell shares when needed, Bessemer will NOT VOTE proxies in companies located in countries that practice share blocking.

12. Other Issues

All other issues are voted in accordance with the presumption that Bessemer will vote FOR proposals recommended by management and AGAINST shareholder proposals unless recommended by management.

13. Conflicts of Interest

In those situations where Bessemer determines that there is a potential conflict of interest, Bessemer will either retain an independent fiduciary to vote the proxy or will refer the proxy to the governing board of the relevant investment company or to the client institution.

ADDRESSES

OLD WESTBURY FUNDS, INC.

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

BISYS FUND SERVICES LIMITED PARTNERSHIP D/B/A BISYS FUND SERVICES

3435 Stelzer Road

Columbus, Ohio 43219

Investment Adviser

BESSEMER INVESTMENT MANAGEMENT LLC

630 Fifth Avenue

New York, New York 10111

DIMENSIONAL FUND ADVISORS INC.

(SUB-ADVISER TO THE GLOBAL SMALL CAP FUND)

1299 Ocean Avenue, 11th Floor

Santa Monica, CA 90401

Custodian

CITIBANK, N.A.
111 Wall Street
New York, New York 10005

Administrator and Transfer Agent

BISYS FUND SERVICES OHIO, INC.

3435 Stelzer Road

Columbus, Ohio 43219

Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP

Two Prudential Plaza

180 North Stetson Ave.

Chicago, Illinois 60601-6779

Fund Counsel

MORRISON & FOERSTER LLP

2000 Pennsylvania Avenue NW, Suite 5500

Washington, D.C. 20006

Independent Counsel

PAUL HASTINGS JANOFSKY & WALKER LLP

75 East 55th Street

New York, New York 10022

PART C

OTHER INFORMATION

OLD WESTBURY FUNDS, INC.

Item 22. Exhibits:

Exhibit Number		Description of Exhibit

(a	)(i)	Articles of Incorporation of the Registrant—Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on October 5, 1993 (File No. 33-66528);

(a	)(ii)	Articles Supplementary of the Registrant, Amendment 1—Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on February 29, 2000 (File No. 33-66528);

(a	)(iii)	Articles Supplementary of the Registrant, Amendment 2—Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on February 29, 2000 (File No. 33-66528);

(a	)(iv)	Articles Supplementary of the Registrant, Amendment 3—Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on February 29, 2000 (File No. 33-66528);

(a	)(v)	Articles Supplementary of the Registrant, Amendment 4—Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement filed on February 20, 2004 (File No. 33-66528);

(a	)(vi)	Articles Supplementary of the Registrant Amendment 5—Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed on May 28, 2004 (File No. 33-66528);

(a	)(vii)	Articles Supplementary of the Registrant Amendment 6—filed herewith;

(b	)	Copy of By-laws of the Registrant—Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement filed on February 28, 1996 (File No. 33-66528);

(c	)	Not applicable;

(d	)(i)	Investment Advisory Agreement between the Registrant, on behalf of the Old Westbury Global Small Cap Fund and Old Westbury Real Return Fund and Bessemer Investment Management LLC—filed herewith;

1

(d	)(ii)	Form of Sub-Advisory Agreement between the Registrant, Bessemer Investment Management LLC and Dimensional Fund Advisors, Inc. with respect to Old Westbury Global Small Cap Fund—filed herewith;

(e	)(i)	Form of Distribution Agreement between Registrant, on behalf of Old Westbury Global Small Cap Fund and Old Westbury Real Return Fund and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services—filed herewith;

(e	)(ii)	Form of Dealer and Selling Group Agreements—filed herewith;

(f	)	Not applicable;

2

(g	)	Form of Custody Agreement and Foreign Custody Amendment thereto between the Registrant and Citibank—filed herewith;

(h	)(i)	Master Services Agreement between the Registrant and BISYS Fund Services, Inc.—Incorporated by reference to Post-Effective Amendment No. 24 filed on January 31, 2005;

(h	)(ii)	Form of Amendment to Master Services Agreement between the Registrant and BISYS Fund Services, Inc.—to be filed by Post-Effective Amendment;

(i	)	Legal Opinion—filed herewith;

(j	)	Consent of Independent Registered Public Accounting Firm—Not applicable;

(k	)	Not applicable;

3

(m	)(i)	Shareholder Servicing Agreement between the Registrant, on behalf of Old Westbury Global Small Cap Fund and Old Westbury Real Return Fund and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services—To be filed by amendment;

4

(m	)(ii)	Shareholder Servicing Agreement between the Registrant, on behalf of Old Westbury Global Small Cap Fund and Old Westbury Real Return Fund and Bessemer Trust Company, N.A.—To be filed by amendment;

(m	)(iii)	Distribution and Service Plan adopted by the Registrant, on behalf of Old Westbury Global Small Cap Fund and Old Westbury Real Return Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940—filed herewith;

5

(n	)	Not Applicable;

(o	)	Reserved;

(p	)(i)	Code of Ethics of the Registrant as Amended December 2004—filed herewith;

(p	)(ii)	Code of Ethics of Bessemer Investment Management LLC, Investment Adviser to the Registrant as amended—filed herewith;

(p	)(iii)	Code of Ethics of BISYS Fund Services Limited Partnership, Principal Underwriter to the Registrant—filed herewith;

(p	)(iv)	Code of Ethics of Dimensional Fund Advisors, Inc.—filed herewith;

(q	)(i)	Power of Attorney of the Registrant—Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001 (File No. 33-66528);

(q	)(ii)	Power of Attorney of Patricia Francy—Incorporated by reference to Post-Effective Amendment No. 21 filed on May 28, 2004 (File No. 33-66528);

Item 23. Persons Controlled by or Under Common Control with the Registrant:

None

Item 24. Indemnification:

Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 7 on form N-1A filed February 26, 1997.

Item 25. Business and Other Connections of Investment Advisor.

(a) The Adviser, Bessemer Investment Management LLC (“Bessemer”) manages the Funds’ assets, including buying and selling portfolio securities. The Adviser’s address is 630 Fifth Avenue, New York, New York 10111.

The Adviser is a subsidiary of Bessemer Trust Company, N.A. which, in turn, is a subsidiary of The Bessemer Group, Incorporated. The Adviser, and other subsidiaries of The Bessemer Group, Incorporated, advise or provide investment,

6

fiduciary and personal banking services to approximately 1800 clients with total assets under supervision of over $42.6 billion as of December 31, 2004.

Information regarding the directors and officers of the Investment Adviser is included in the Investment Adviser’s Form ADV (SEC Number 801-60185) on file with the Securities and Exchange Commission and is incorporated by reference herein.

The Sub-adviser of the Global Small Cap Fund is Dimensional Fund Advisers Inc. Information regarding the directors and officers of the Sub-Adviser is included in the Investment Advisers’ Form ADV on file with the Securities and Exchange Commission and is incorporated by reference herein.

Item 26. Principal Underwriters:

Item 26(a)—The following represents a list of investment companies, other than the Registrant for which BISYS Fund Services Limited Partnership acts as a principal underwriter:

American Independence Funds Trust

American Performance Funds

AmSouth Funds

BB&T Funds

The Coventry Group

First Focus Funds, Inc.

The Hirtle Callaghan Trust

HSBC Advisor Funds Trust

HSBC Investor Funds

HSBC Investor Portfolios

Legacy Funds Group

MMA Praxis Mutual Funds

Old Westbury Funds, Inc.

Pacific Capital Funds

STI Classic Funds

STI Classic Variable Trust

USAllianz Variable Insurance Products Trust

Variable Insurance Funds

Vintage Mutual Funds, Inc.

BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS’ main address is 100 Summer Street, Suite 1500, Boston, MA 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

Item 26(b) Information about Directors and Officers of BISYS is as follows:

Name and Address	Position with Underwriter	Position with Fund
BISYS Fund Services Ohio, Inc.	Sole Limited Partner	None
3435 Stelzer Road
Columbus, OH 43219

BISYS Fund Services, Inc.*	Sole General Partner	None
3435 Stelzer Road
Columbus, OH 43219

*	Richard F. Froio—Executive Representative and Supervising Principal
William J. Tomko—Supervising Principal, Columbus OSJ

Item 26(c) Not Applicable.

7

Item 27. Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant	Old Westbury Funds, Inc. P.O. Box 180267 Columbus, OH 43218-2067

BISYS Fund Services Ohio, Inc. (“Transfer Agent and Dividend Disbursing Agent”)	3435 Stelzer Road Columbus, OH 43219

BISYS Fund Services Ohio, Inc. (“Administrator”)	3435 Stelzer Road Columbus, OH 43219

Bessemer Investment Management LLC (“Adviser”)	630 Fifth Avenue New York, NY 10111

Citibank N.A (“Custodian”)	111 Wall Street New York, NY 10005

Item 28. Management Services

Not applicable.

Item 29. Undertakings

Not applicable.

8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, OLD WESTBURY FUNDS, INC., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) and the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Columbus and State of Ohio, on the 16th day of March, 2005.

OLD WESTBURY FUNDS, INC.

By:	/s/ WALTER B. GRIMM
Walter B. Grimm, President
March 16, 2005

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ WALTER B. GRIMM Walter B. Grimm	President	March 16, 2005

/s/ BRYAN HAFT Bryan Haft	Principal Financial and Accounting Officer	March 16, 2005

/s/ PATRICIA FRANCY* Patricia Francy	Director

/s/ ROBERT M. KAUFMAN** Robert M. Kaufman	Director

/s/ EUGENE P. BEARD** Eugene P. Beard	Director

/s/ JOHN R. WHITMORE** John R. Whitmore	Director

*By:	/s/ CURTIS BARNES Curtis Barnes As Attorney-in-fact	March 16, 2005

*	Pursuant to Power of Attorney—Incorporated by reference to Post-Effective Amendment No. 21 filed on May 28, 2004.
**	Pursuant to Power of Attorney—Incorporated by reference to Post-Effective Amendment No. 15 filed on February 28, 2001.

9